UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

________________

SCHEDULE 14A
________________

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

(Amendment No.            )

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Filed by a party other than the Registrant	☐

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☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
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☐	Soliciting Material under § 240.14a-12

PROJECT ENERGY REIMAGINED ACQUISITION CORP.

(Name of Registrant as Specified In Its Charter)

_________________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PROJECT ENERGY REIMAGINED ACQUISITION CORP.
1280 El Camino Real, Suite 200
Menlo Park, California 94025

NOTICE OF
EXTRAORDINARY GENERAL MEETING
OF SHAREHOLDERS
TO BE HELD APRIL 29, 2024

To the Shareholders of Project Energy Reimagined Acquisition Corp.:

You are cordially invited to attend the extraordinary general meeting of shareholders (the “extraordinary general meeting”) of Project Energy Reimagined Acquisition Corp. (“Company,” “we,” “us” or “our”) to be held on April 29, 2024 at 12:00 p.m., Eastern Time, at the offices of Greenberg Traurig, LLP, located at 900 Stewart Avenue, Suite 505, Garden City, NY 11530, and via virtual meeting, or at such other time, on such other date and at such other place to which the extraordinary general meeting may be postponed or adjourned.

The extraordinary general meeting will be conducted via live webcast, but the physical location of the extraordinary general meeting will remain at the location specified above for the purposes of our amended and restated memorandum and articles of association (as amended, the “Articles”). You will be able to attend the extraordinary general meeting online, vote and submit your questions during the extraordinary general meeting by visiting https://www.cstproxy.com/pegyr/ext2024.

Even if you are planning on attending the extraordinary general meeting in person or online, please promptly submit your proxy vote by telephone, or, if you received a printed form of proxy in the mail, by completing, dating, signing and returning the enclosed proxy, so your shares will be represented at the extraordinary general meeting. Instructions on voting your shares are on the proxy materials you received for the extraordinary general meeting. Even if you plan to attend the extraordinary general meeting in person or online, it is strongly recommended you complete and return your proxy card before the extraordinary general meeting date, to ensure that your shares will be represented at the extraordinary general meeting if you are unable to attend.

The accompanying proxy statement is dated April 18, 2024 and is first being mailed to shareholders on or about that date. The sole purpose of the extraordinary general meeting is to consider and vote upon the following proposals:

•        Proposal No. 1 — The Extension Amendment Proposal — a proposal to amend the Articles, by way of special resolution, in the form set forth as Annex A to the accompanying proxy statement, to extend the date by which we must consummate an initial business combination from May 2, 2024 (the “Current Termination Date”) to August 2, 2024, or such earlier date as determined by our board of directors (the “Board”) (such applicable date, the “Extended Date”), for a total extension of up to three months after the Current Termination Date (collectively, the “Extension”, and such proposal, the “Extension Amendment Proposal”); and

•        Proposal No. 2 — The Adjournment Proposal — a proposal to direct, by way of ordinary resolution, the chairman of the extraordinary general meeting to adjourn the extraordinary general meeting to a later date or dates or indefinitely, if necessary or convenient, to permit further solicitation and vote of proxies if, (i) based upon the tabulated vote at the time of the extraordinary general meeting, there are not sufficient votes to approve the Extension Amendment Proposal, (ii) the holders of public shares have elected to redeem an amount of shares such that the Company would not adhere to the continued listing requirements of The Nasdaq Stock Market LLC (“Nasdaq”) or (iii) the Board determines before the extraordinary general meeting that it is not necessary or no longer desirable to proceed with the Extension Amendment Proposal (the “Adjournment Proposal”).

The Extension Amendment Proposal is essential to the overall implementation of the Board’s plan to complete an initial business combination. Each of the Extension Amendment Proposal and the Adjournment Proposal is more fully described in the accompanying proxy statement. The Adjournment Proposal will only be presented to our shareholders for vote under the circumstances described in the Adjournment Proposal. Please take the time to carefully read each of the proposals in the accompanying proxy statement before you vote.

The Articles provide that we have until the Current Termination Date to complete an initial business combination. The purpose of the Extension Amendment Proposal is to allow us more time to complete an initial business combination, if needed. As previously announced, on October 2, 2023, we entered into a business combination agreement (as may be amended, supplemented, or otherwise modified from time to time, the “Business Combination Agreement”) with Heramba Electric plc, an Irish public limited company duly incorporated under the laws of Ireland (“Holdco”), Heramba Merger Corp., an exempted company incorporated in the Cayman Islands with limited liability, Heramba Limited, an Irish private company duly incorporated under the laws of Ireland, and Heramba GmbH, a limited liability company (Gesellschaft mit beschränkter Haftung) established under the laws of Germany (“Heramba”), which provides for a proposed business combination through a series of related transactions (collectively, the “Proposed Business Combination”). In connection with the Proposed Business Combination, we and Heramba, through Holdco, filed with the U.S. Securities Exchange Commission (the “SEC”) a registration statement on Form F-4 (File No. 333-275903) (as amended, the “Registration Statement”), which contains a preliminary proxy statement/prospectus that constitutes (i) a preliminary proxy statement relating to the Proposed Business Combination in connection with our solicitation of proxies for the vote by our shareholders regarding the Proposed Business Combination and related matters, as described in the Registration Statement, and (ii) a preliminary prospectus relating to, among other things, the offer of the securities to be issued by Holdco in connection with the Proposed Business Combination. On March 19, 2024, the Registration Statement was declared effective by the SEC, and we and Holdco filed the definitive proxy statement/prospectus related to the Proposed Business Combination (the “definitive proxy statement/prospectus”) with the SEC. On or about March 19, 2024, we commenced the mailing of the definitive proxy statement/prospectus and other relevant documents to our shareholders as of March 1, 2024, the record date established for voting on the Proposed Business Combination. On March 28, 2024, our shareholders approved the Proposed Business Combination and related matters at an extraordinary general meeting held for the purpose of voting on such matters (the “Business Combination Meeting”). While we currently anticipate closing the Proposed Business Combination prior to the Current Termination Date, the Board understands that unforeseen events could arise that would delay the consummation of the Proposed Business Combination. Therefore, out of an abundance of caution, the Board has determined that it is advisable to amend the Articles to extend the date that we have to consummate an initial business combination to the Extended Date. In the event that we consummate the Proposed Business Combination prior to the extraordinary general meeting or believe that we will be able to consummate the Proposed Business Combination prior to the Current Termination Date, or the Board otherwise determines not to proceed with the Extension prior to the extraordinary general meeting, we will not hold the extraordinary general meeting.

Holders of our Class A ordinary shares, par value $0.0001 per share (“Class A ordinary shares”), included as part of the units sold in our initial public offering (the “IPO”, such shares, the “public shares”, and such holders, our “public shareholders”) may elect to redeem all or a portion of their shares for their pro rata portion of the funds available in the trust account established for the benefit of our public shareholders (the “trust account”) in connection with the Extension Amendment Proposal (the “Election”) regardless of whether such public shareholders vote “FOR” or “AGAINST” the Extension Amendment Proposal, and the Election can also be made by public shareholders who abstain, do not vote, or do not instruct their broker or bank how to vote, at the extraordinary general meeting. Public shareholders may make the Election regardless of whether such public shareholders were holders as of the Record Date (as defined below) for the extraordinary general meeting. We believe that such redemption right protects our public shareholders from having to sustain their investments for an unreasonably long period if we do not consummate a suitable initial business combination in the timeframe initially contemplated by the Articles. In addition, regardless of whether public shareholders vote “FOR” or “AGAINST” the Extension Amendment Proposal, abstain, do not vote, or do not instruct their broker or bank how to vote, at the extraordinary general meeting, if the Extension Amendment Proposal is approved by the requisite vote of shareholders and the Extension is implemented, the remaining public shareholders will retain their right to redeem their public shares for their pro rata portion of the funds available in the trust account upon consummation of an initial business combination.

To exercise your redemption rights with respect to all or a portion of your public shares, you must tender all or such portion of your shares to our transfer agent at least two business days prior to the extraordinary general meeting in accordance with the procedures and deadlines described in the accompanying proxy statement. You may tender your shares by either delivering your share certificate(s) representing such shares to our transfer agent or by delivering such shares electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

If you submitted public shares for redemption in connection with the Business Combination Meeting and you want to ensure such public shares are redeemed in the event either the Proposed Business Combination is consummated or the Extension is implemented, you must (or must direct your bank, broker or other nominee to) instruct our transfer agent to redeem such public shares in connection with the Extension no later than the redemption deadline for the extraordinary general meeting. However, there is no assurance that we will hold the extraordinary general meeting and implement the Extension. If we do not hold the extraordinary general meeting and implement the Extension, any public shares originally submitted for redemption in connection with the Business Combination Meeting and also instructed to be redeemed in connection with the extraordinary general meeting will be automatically subject to redemption in connection with the consummation of the Proposed Business Combination, unless you withdraw such redemption request. However, if you only elect to redeem your public shares in connection with the extraordinary general meeting (and you did not previously submit such shares for redemption in connection with the Business Combination Meeting), your public shares will not be redeemed if we do not hold the extraordinary general meeting and implement the Extension.

If the conditions to the Proposed Business Combination are satisfied or will be satisfied or waived on or before the Current Termination Date, then we intend to complete the Proposed Business Combination on or before the Current Termination Date. If we complete the Proposed Business Combination on or before the Current Termination Date, we expect to cancel the extraordinary general meeting and not implement the Extension. If we do not hold the extraordinary general meeting and implement the Extension, we will not redeem any public shares submitted for redemption solely in connection with the extraordinary general meeting (but will redeem all public shares previously submitted for redemption in connection with the Business Combination Meeting, and not subsequently reversed, upon consummation of the Proposed Business Combination). We intend to hold the extraordinary general meeting and implement the Extension only if we have determined as of the time of the extraordinary general meeting that we may not be able to complete the Proposed Business Combination on or before the Current Termination Date.

We estimate that the per-share pro rata portion of the trust account will be approximately $10.66 at the time of the extraordinary general meeting, based on the approximate amount of $116.0 million held in the trust account as of December 31, 2023 (not taking into account any subsequent withdrawal for our taxes payable, if any, or further accrual of interest earned on the funds held in the trust account). The closing price of our Class A ordinary shares on the Nasdaq Global Market on April 16, 2024 was $9.70. Accordingly, if the market price were to remain the same until the date of the extraordinary general meeting, exercising redemption rights would result in a public shareholder receiving approximately $0.96 more for each share than if such shareholder sold its public shares in the open market. We cannot assure public shareholders that they will be able to sell their public shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our securities when such shareholders wish to sell their shares.

On August 16, 2022, the Inflation Reduction Act of 2022 (the “IR Act”) was signed into federal law. The IR Act provides for, among other things, a new U.S. federal 1% excise tax on certain repurchases (including redemptions) of stock by publicly traded U.S. domestic corporations and certain U.S. domestic subsidiaries of publicly traded foreign corporations occurring on or after January 1, 2023. Any redemptions of our public shares on or after January 1, 2023, including in connection with the Extension, may subject us to payment of such excise tax. We confirm that, if the Extension is implemented, no interest earned on the funds held in the trust account will be used to pay for any excise tax due under the IR Act in connection with the Extension. See the section of the accompanying proxy statement entitled “Risk Factors — A new 1% U.S. federal excise tax could be imposed on us in connection with redemptions by us of our shares, including in connection with the Extension” for more information.

If the Extension Amendment Proposal is approved and the Extension is implemented, Smilodon Capital, LLC (our “sponsor”) or its designees will deposit into the trust account as a loan, on each of the Current Termination Date and the 2nd day of each subsequent calendar month until (but excluding) the Extended Date (each such date, a “Contribution Date”) the lesser of (x) $75,000 or (y) $0.015 per public share multiplied by the number of public shares outstanding on the applicable Contribution Date (a “Contribution”, and our sponsor or its designee making such Contribution, a “Contributor”). We have not asked our sponsor to reserve for, nor have we independently verified whether our sponsor will have sufficient funds to satisfy, any such Contributions. If a Contributor fails to make a Contribution by an applicable Contribution Date, we will liquidate and dissolve as soon as practicable after such date and in accordance with the Articles. The Contributions will be evidenced by a non-interest bearing, unsecured promissory note and will be repayable by us upon consummation of our initial business combination. If we do not consummate our initial business combination by the Extended Date, any such promissory notes will be repaid only from funds held outside of the trust account or will be forfeited, eliminated or otherwise forgiven. Any Contribution is conditioned on the approval of the

Extension Amendment Proposal and the implementation of the Extension. No Contribution will occur if such proposal is not approved and the Extension is not implemented. If we have consummated our initial business combination or announced our intention to wind up prior to any Contribution Date, any obligation to make Contributions will terminate.

If the Extension Amendment Proposal is not approved and we do not consummate an initial business combination by the Current Termination Date, or if the Extension Amendment Proposal is approved and the Extension is implemented but we do not consummate an initial business combination by the Extended Date (including if a Contributor fails to make a Contribution by an applicable Contribution Date), in accordance with the Articles we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and the Board, liquidate and dissolve, in the case of clauses (ii) and (iii) to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we do not complete an initial business combination by the Current Termination Date or, if the Extension Amendment Proposal is approved and the Extension is implemented, the Extended Date.

Our initial shareholders, including our sponsor, certain anchor investors from the IPO (our “anchor investors”) and our independent directors (together with their permitted transferees, our “initial shareholders”), collectively beneficially own an aggregate of (i) 6,594,414 Class A ordinary shares, which were converted on a one-for-one basis from our Class B ordinary shares, par value $0.0001 per share (“Class B ordinary shares”, and together with our Class A ordinary shares, “ordinary shares”), and (ii) the sole remaining issued and outstanding Class B ordinary share, which aggregate 6,594,415 ordinary shares were initially issued prior to the IPO (the “founder shares”), collectively representing approximately 37.7% of our issued and outstanding ordinary shares on the Record Date, of which 1,171,717 founder shares, or approximately 6.7% of our issued and outstanding ordinary shares on the Record Date, are held directly by certain of our anchor investors.

Our initial shareholders, officers and directors have agreed to waive their redemption rights with respect to the founder shares, and, with respect to our sponsor, officers and directors, any public shares they may hold, in connection with the consummation of an initial business combination or the approval of certain amendments to the Articles, including with respect to the Extension Amendment Proposal, and to waive their rights to liquidating distributions from the trust account with respect to the founder shares if we do not complete an initial business combination by the Current Termination Date or, if the Extension Amendment Proposal is approved and the Extension is implemented, the Extended Date. As a consequence of such waivers, any liquidating distribution that is made will be only with respect to the public shares and the founder shares will be excluded from the pro rata calculation used to determine the per-share redemption price; however, such persons would be entitled to liquidating distributions from the trust account with respect to any public shares they hold.

Our sponsor, officers and directors are expected to vote any ordinary shares over which they have voting control in favor of each of the proposals set forth in the accompanying proxy statement. Our anchor investors will have the discretion to vote any ordinary shares over which they have voting control (including any public shares owned by them) in any manner they choose with respect to the proposals set forth in the accompanying proxy statement, although the ownership of founder shares by certain of our anchor investors may make it more likely that such anchor investors will vote in favor of such proposals.

Approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds (2/3) majority of the ordinary shares entitled to vote thereon and voted in person (including by virtual attendance) or by proxy at the extraordinary general meeting, and approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of at least a majority of the ordinary shares entitled to vote thereon and voted in person (including by virtual attendance) or by proxy at the extraordinary general meeting.

The Board has fixed the close of business on March 1, 2024 as the record date (the “Record Date”) for determining the shareholders entitled to receive notice of and vote at the extraordinary general meeting and any adjournments or postponements thereof. Only holders of record of our ordinary shares on the Record Date are entitled to have their votes counted at the extraordinary general meeting and any adjournments or postponements thereof. On the Record Date there were 17,473,773 ordinary shares issued and outstanding, consisting of 17,473,772 Class A ordinary shares and one Class B ordinary share. Our warrants do not have voting rights.

You are not being asked to vote on the Proposed Business Combination or any other initial business combination pursuant to the accompanying proxy statement. The approval by our shareholders of the Proposed Business Combination occurred at the separate Business Combination Meeting held on March 28, 2024. If the Extension is implemented and you do not make the Election to redeem all of your public shares in connection with the Extension (other than any shares previously properly tendered for redemption in connection with the Proposed Business Combination and not subsequently reversed, unless you have instructed our transfer agent to redeem such shares in connection with the Extension), you will retain the right to (i) vote on an initial business combination when it is submitted to our public shareholders, provided the previously approved Proposed Business Combination is not consummated and you are a shareholder on the record date for a meeting to consider such other initial business combination, and (ii) redeem your public shares for a pro rata portion of the trust account in the event such other initial business combination is approved and completed, certain amendments to the Articles are approved or we have not consummated an initial business combination by the Extended Date (including if a Contributor fails to make a Contribution by an applicable Contribution Date).

After careful consideration of all relevant factors, the Board has determined that the Extension Amendment Proposal and, if presented, the Adjournment Proposal, are advisable and unanimously recommends that you vote or give instruction to vote “FOR” such proposals.

Under Cayman Islands law and the Articles, no other business may be transacted at the extraordinary general meeting.

Enclosed is the proxy statement containing detailed information concerning the Extension Amendment Proposal, the Adjournment Proposal and the extraordinary general meeting. Whether or not you plan to attend the extraordinary general meeting, we urge you to read this material carefully and vote your shares.

Dated: April 18, 2024	By Order of the Board of Directors,
/s/ Srinath Narayanan
Srinath Narayanan President, Chief Executive Officer and Director

Your vote is important. If you are a shareholder of record, please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the extraordinary general meeting. If you are a shareholder of record, you may also cast your vote in person or online at the extraordinary general meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote in person or online at the extraordinary general meeting by obtaining a proxy from your brokerage firm or bank. Failure to vote in person (including by virtual attendance) or by proxy at the extraordinary general meeting, if a valid quorum is otherwise established, will have no effect on the outcome of the vote on any of the proposals set forth in the accompanying proxy statement. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast and will have no effect on the outcome of the vote on any of the proposals set forth in the accompanying proxy statement.

Important Notice Regarding the Availability of Proxy Materials for the Extraordinary General Meeting of Shareholders to be held on April 29, 2024: This notice of extraordinary general meeting and the accompanying proxy statement are available at https://www.cstproxy.com/pegyr/ext2024.

TO EXERCISE YOUR REDEMPTION RIGHTS WITH RESPECT TO ALL OR A PORTION OF YOUR PUBLIC SHARES: (1) IF YOU HOLD SUCH PUBLIC SHARES THROUGH UNITS, YOU MUST ELECT TO SEPARATE YOUR UNITS INTO THE UNDERLYING PUBLIC SHARES AND PUBLIC WARRANTS PRIOR TO EXERCISING YOUR REDEMPTION RIGHTS WITH RESPECT TO THE PUBLIC SHARES, (2) YOU MUST SUBMIT A WRITTEN REQUEST TO OUR TRANSFER AGENT BY 5:00 P.M., EASTERN TIME, ON APRIL 25, 2024 (TWO BUSINESS DAYS BEFORE THE EXTRAORDINARY GENERAL MEETING) THAT ALL OR SUCH PORTION OF YOUR PUBLIC SHARES BE REDEEMED FOR CASH, AND (3) DELIVER SUCH PUBLIC SHARES TO OUR TRANSFER AGENT, PHYSICALLY OR ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM, IN EACH CASE IN ACCORDANCE WITH THE PROCEDURES AND DEADLINES DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.

PROJECT ENERGY REIMAGINED ACQUISITION CORP.
1280 El Camino Real, Suite 200
Menlo Park, California 94025

EXTRAORDINARY GENERAL MEETING
OF SHAREHOLDERS
TO BE HELD APRIL 29, 2024

PROXY STATEMENT

The extraordinary general meeting of shareholders (the “extraordinary general meeting”) of Project Energy Reimagined Acquisition Corp. (“Company,” “we,” “us” or “our”) will be held on April 29, 2024 at 12:00 p.m., Eastern Time, at the offices of Greenberg Traurig, LLP, located at 900 Stewart Avenue, Suite 505, Garden City, NY 11530, and via virtual meeting, or at such other time, on such other date and at such other place to which the extraordinary general meeting may be postponed or adjourned.

The extraordinary general meeting will be conducted via live webcast, but the physical location of the extraordinary general meeting will remain at the location specified above for the purposes of our amended and restated memorandum and articles of association (as amended, the “Articles”). You will be able to attend the extraordinary general meeting online, vote and submit your questions during the extraordinary general meeting by visiting https://www.cstproxy.com/pegyr/ext2024.

Even if you are planning on attending the extraordinary general meeting in person or online, please promptly submit your proxy vote by telephone, or, if you received a printed form of proxy in the mail, by completing, dating, signing and returning the enclosed proxy, so your shares will be represented at the extraordinary general meeting. Instructions on voting your shares are on the proxy materials you received for the extraordinary general meeting. Even if you plan to attend the extraordinary general meeting in person or online, it is strongly recommended you complete and return your proxy card before the extraordinary general meeting date, to ensure that your shares will be represented at the extraordinary general meeting if you are unable to attend.

This proxy statement is dated April 18, 2024 and is first being mailed to shareholders on or about that date. The sole purpose of the extraordinary general meeting is to consider and vote upon the following proposals:

•        Proposal No. 1 — The Extension Amendment Proposal — a proposal to amend the Articles, by way of special resolution, in the form set forth as Annex A to this proxy statement, to extend the date by which we must consummate an initial business combination from May 2, 2024 (the “Current Termination Date”) to August 2, 2024, or such earlier date as determined by our board of directors (the “Board”) (such applicable date, the “Extended Date”), for a total extension of up to three months after the Current Termination Date (collectively, the “Extension”, and such proposal, the “Extension Amendment Proposal”); and

•        Proposal No. 2 — The Adjournment Proposal — a proposal to direct, by way of ordinary resolution, the chairman of the extraordinary general meeting to adjourn the extraordinary general meeting to a later date or dates or indefinitely, if necessary or convenient, to permit further solicitation and vote of proxies if, (i) based upon the tabulated vote at the time of the extraordinary general meeting, there are not sufficient votes to approve the Extension Amendment Proposal, (ii) the holders of public shares have elected to redeem an amount of shares such that the Company would not adhere to the continued listing requirements of The Nasdaq Stock Market LLC (“Nasdaq”) or (iii) the Board determines before the extraordinary general meeting that it is not necessary or no longer desirable to proceed with the Extension Amendment Proposal (the “Adjournment Proposal”).

The Extension Amendment Proposal is essential to the overall implementation of the Board’s plan to complete an initial business combination. The Adjournment Proposal will only be presented to our shareholders for vote under the circumstances described in the Adjournment Proposal.

The Articles provide that we have until the Current Termination Date to complete an initial business combination. The purpose of the Extension Amendment Proposal is to allow us more time to complete an initial business combination, if needed. As previously announced, on October 2, 2023, we entered into a business combination agreement (as may be amended, supplemented, or otherwise modified from time to time, the “Business Combination

i

Agreement”) with Heramba Electric plc, an Irish public limited company duly incorporated under the laws of Ireland (“Holdco”), Heramba Merger Corp., an exempted company incorporated in the Cayman Islands with limited liability (“Merger Sub”), Heramba Limited, an Irish private company duly incorporated under the laws of Ireland (“Seller”), and Heramba GmbH, a limited liability company (Gesellschaft mit beschränkter Haftung) established under the laws of Germany (“Heramba”), which provides for a proposed business combination through a series of related transactions (collectively, the “Proposed Business Combination”). In connection with the Proposed Business Combination, we and Heramba, through Holdco, filed with the U.S. Securities Exchange Commission (the “SEC”) a registration statement on Form F-4 (File No. 333-275903) (as amended, the “Registration Statement”), which contains a preliminary proxy statement/prospectus that constitutes (i) a preliminary proxy statement relating to the Proposed Business Combination in connection with our solicitation of proxies for the vote by our shareholders regarding the Proposed Business Combination and related matters, as described in the Registration Statement, and (ii) a preliminary prospectus relating to, among other things, the offer of the securities to be issued by Holdco in connection with the Proposed Business Combination. On March 19, 2024, the Registration Statement was declared effective by the SEC, and we and Holdco filed the definitive proxy statement/prospectus related to the Proposed Business Combination (the “definitive proxy statement/prospectus”) with the SEC. On or about March 19, 2024, we commenced the mailing of the definitive proxy statement/prospectus and other relevant documents to our shareholders as of March 1, 2024, the record date established for voting on the Proposed Business Combination. On March 28, 2024, our shareholders approved the Proposed Business Combination and related matters at an extraordinary general meeting held for the purpose of voting on such matters (the “Business Combination Meeting”). While we currently anticipate closing the Proposed Business Combination prior to the Current Termination Date, the Board understands that unforeseen events could arise that would delay the consummation of the Proposed Business Combination. Therefore, out of an abundance of caution, the Board has determined that it is advisable to amend the Articles to extend the date that we have to consummate an initial business combination to the Extended Date. In the event that we consummate the Proposed Business Combination prior to the extraordinary general meeting or believe that we will be able to consummate the Proposed Business Combination prior to the Current Termination Date, or the Board otherwise determines not to proceed with the Extension prior to the extraordinary general meeting, we will not hold the extraordinary general meeting.

Holders of our Class A ordinary shares, par value $0.0001 per share (“Class A ordinary shares”), included as part of the units sold in our initial public offering (the “IPO”, such shares, the “public shares”, and such holders, our “public shareholders”) may elect to redeem all or a portion of their shares for their pro rata portion of the funds available in the trust account established for the benefit of our public shareholders (the “trust account”) in connection with the Extension Amendment Proposal (the “Election”) regardless of whether such public shareholders vote “FOR” or “AGAINST” the Extension Amendment Proposal, and the Election can also be made by public shareholders who abstain, do not vote, or do not instruct their broker or bank how to vote, at the extraordinary general meeting. Public shareholders may make the Election regardless of whether such public shareholders were holders as of the Record Date (as defined below) for the extraordinary general meeting. We believe that such redemption right protects our public shareholders from having to sustain their investments for an unreasonably long period if we do not consummate a suitable initial business combination in the timeframe initially contemplated by the Articles. In addition, regardless of whether public shareholders vote “FOR” or “AGAINST” the Extension Amendment Proposal, abstain, do not vote, or do not instruct their broker or bank how to vote, at the extraordinary general meeting, if the Extension Amendment Proposal is approved by the requisite vote of shareholders and the Extension is implemented, the remaining public shareholders will retain their right to redeem their public shares for their pro rata portion of the funds available in the trust account upon consummation of an initial business combination.

If the Extension Amendment Proposal is approved and the Extension is implemented, the removal of the Withdrawal Amount (as defined below) from the trust account in connection with the Election will reduce our net asset value and the amount held in the trust account following the redemption, and the amount remaining in the trust account may be significantly reduced from the approximately $116.0 million that was in the trust account as of December 31, 2023 (not taking into account any subsequent withdrawal for our taxes payable, if any, or further accrual of interest earned on the funds held in the trust account). In such event, we may need to obtain additional funds to complete an initial business combination and there can be no assurance that such funds will be available on terms acceptable to us or at all. Additionally, the percentage interest of our ordinary shares held by our initial shareholders, directors, officers and their affiliates through their beneficial ownership of the founder shares would increase.

On August 16, 2022, the Inflation Reduction Act of 2022 (the “IR Act”) was signed into federal law. The IR Act provides for, among other things, a new U.S. federal 1% excise tax on certain repurchases (including redemptions) of stock by publicly traded U.S. domestic corporations and certain U.S. domestic subsidiaries of publicly traded foreign corporations occurring on or after January 1, 2023. Any redemptions of our public shares on or after January 1, 2023, including in connection with the Extension, may subject us to payment of such excise tax. We confirm that, if the Extension is implemented, no interest earned on the funds held in the trust account will be used to pay for any excise tax due under the IR Act in connection with the Extension. See the section of this proxy statement entitled “Risk Factors — A new 1% U.S. federal excise tax could be imposed on us in connection with redemptions by us of our shares, including in connection with the Extension” for more information.

If the Extension Amendment Proposal is approved and the Extension is implemented, Smilodon Capital, LLC (our “sponsor”) or its designees will deposit into the trust account as a loan, on each of the Current Termination Date and the 2nd day of each subsequent calendar month until (but excluding) the Extended Date (each such date, a “Contribution Date”) the lesser of (x) $75,000 or (y) $0.015 per public share multiplied by the number of public shares outstanding on the applicable Contribution Date (a “Contribution”, and our sponsor or its designee making such Contribution, a “Contributor”). We have not asked our sponsor to reserve for, nor have we independently verified whether our sponsor will have sufficient funds to satisfy, any such Contributions. If a Contributor fails to make a Contribution by an applicable Contribution Date, we will liquidate and dissolve as soon as practicable after such date and in accordance with the Articles. The Contributions will be evidenced by a non-interest bearing, unsecured promissory note and will be repayable by us upon consummation of our initial business combination. If we do not consummate our initial business combination by the Extended Date, any such promissory notes will be repaid only from funds held outside of the trust account or will be forfeited, eliminated or otherwise forgiven. Any Contribution is conditioned on the approval of the Extension Amendment Proposal and the implementation of the Extension. No Contribution will occur if such proposal is not approved and the Extension is not implemented. If we have consummated our initial business combination or announced our intention to wind up prior to any Contribution Date, any obligation to make Contributions will terminate.

If the Extension Amendment Proposal is not approved and we do not consummate an initial business combination by the Current Termination Date, or if the Extension Amendment Proposal is approved and the Extension is implemented but we do not consummate an initial business combination by the Extended Date (including if a Contributor fails to make a Contribution by an applicable Contribution Date), in accordance with the Articles we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and the Board, liquidate and dissolve, in the case of clauses (ii) and (iii) to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we do not complete an initial business combination by the Current Termination Date or, if the Extension Amendment Proposal is approved and the Extension is implemented, the Extended Date.

Our initial shareholders, including our sponsor, certain anchor investors from the IPO (our “anchor investors”) and our independent directors (together with their permitted transferees, our “initial shareholders”), collectively beneficially own an aggregate of (i) 6,594,414 Class A ordinary shares, which were converted on a one-for-one basis from our Class B ordinary shares, par value $0.0001 per share (“Class B ordinary shares”, and together with our Class A ordinary shares, “ordinary shares”), and (ii) the sole remaining issued and outstanding Class B ordinary share, which aggregate 6,594,415 ordinary shares were initially issued prior to the IPO (the “founder shares”), collectively representing approximately 37.7% of our issued and outstanding ordinary shares on the Record Date, of which 1,171,717 founder shares, or approximately 6.7% of our issued and outstanding ordinary shares on the Record Date, are held directly by certain of our anchor investors.

Our initial shareholders, officers and directors have agreed to waive their redemption rights with respect to the founder shares, and, with respect to our sponsor, officers and directors, any public shares they may hold, in connection with the consummation of an initial business combination or the approval of certain amendments to the Articles, including with respect to the Extension Amendment Proposal, and to waive their rights to liquidating distributions from the trust account with respect to the founder shares if we do not complete an initial business combination by the Current Termination Date or, if the Extension Amendment Proposal is approved and the Extension is implemented, the Extended Date. As a consequence of such waivers, any liquidating distribution that is made will be only with respect to the public shares and the founder shares will be excluded from the pro rata calculation used to determine the per-share redemption price; however, such persons would be entitled to liquidating distributions from the trust account with respect to any public shares they hold.

Our sponsor, officers and directors are expected to vote any ordinary shares over which they have voting control in favor of each of the proposals set forth in this proxy statement. Our anchor investors will have the discretion to vote any ordinary shares over which they have voting control (including any public shares owned by them) in any manner they choose with respect to the proposals set forth in this proxy statement, although the ownership of founder shares by certain of our anchor investors may make it more likely that such anchor investors will vote in favor of such proposals.

To protect amounts held in the trust account, our sponsor has agreed that it will be liable to us if and to the extent any claims by a third party for services rendered or products sold to us, or a prospective target business with which we have entered into a written letter of intent, confidentiality or other similar agreement or business combination agreement, reduce the amount of funds in the trust account to below the lesser of (i) $10.00 per public share and (ii) the actual amount per public share held in the trust account as of the date of the liquidation of the trust account, if less than $10.00 per public share due to reductions in the value of the trust assets, less taxes payable, provided that such liability will not apply to any claims by a third party or prospective target business who executed a waiver of any and all rights to the monies held in the trust account (whether or not such waiver is enforceable) nor will it apply to any claims under our indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”). However, we have not asked our sponsor to reserve for such indemnification obligations, nor have we independently verified whether our sponsor has sufficient funds to satisfy its indemnity obligations and we believe that our sponsor’s only assets are our securities. Therefore, we cannot assure you that our sponsor would be able to satisfy those obligations. As a result, if any such claims were successfully made against the trust account, the funds available for an initial business combination and redemptions could be reduced to less than $10.00 per public share. In such event, we may not be able to complete an initial business combination, and you would receive such lesser amount per share in connection with any redemption of your public shares. The per-share liquidation price for the public shares is anticipated to be approximately $10.66 based on the approximate amount of $116.0 million held in the trust account as of December 31, 2023 (not taking into account any subsequent withdrawal for our taxes payable, if any, or further accrual of interest earned on the funds held in the trust account). Nevertheless, we cannot assure you that the per share distribution from the trust account, if we liquidate, will not be less than $10.00, plus interest, due to unforeseen claims of potential creditors.

Approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds (2/3) majority of the ordinary shares entitled to vote thereon and voted in person (including by virtual attendance) or by proxy at the extraordinary general meeting, and approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of at least a majority of the ordinary shares entitled to vote thereon and voted in person (including by virtual attendance) or by proxy at the extraordinary general meeting.

Approval of the Extension Amendment Proposal will constitute consent for us to instruct the trustee to (i) remove from the trust account an amount (the “Withdrawal Amount”) equal to the pro rata portion of funds available in the trust account relating to the redeemed public shares and (ii) deliver to the holders of such redeemed public shares their pro rata portion of the Withdrawal Amount. The remainder of such funds will remain in the trust account and be available for our use to complete the Proposed Business Combination (or another initial business combination) on or before the Extended Date. If the Extension is implemented and you do not make the Election to redeem all of your public shares in connection with the Extension (other than any shares previously properly tendered for redemption in connection with the Proposed Business Combination and not subsequently reversed, unless you have instructed our transfer agent to redeem such shares in connection with the Extension), you will retain the right to (i) vote on an initial business combination when it is submitted to our public shareholders, provided the previously approved Proposed Business Combination is not consummated and you are a shareholder on the record date for a meeting to consider such other initial business combination, and (ii) redeem your public shares for a pro rata portion of the trust account in the event such other initial business combination is approved and completed, certain amendments to the Articles are approved or we have not consummated an initial business combination by the Extended Date (including if a Contributor fails to make a Contribution by an applicable Contribution Date).

The Board has fixed the close of business on March 1, 2024 as the record date (the “Record Date”) for determining the shareholders entitled to receive notice of and vote at the extraordinary general meeting and any adjournments or postponements thereof. Only holders of record of our ordinary shares on the Record Date are entitled to have their votes counted at the extraordinary general meeting and any adjournments or postponements thereof. On the Record Date there were 17,473,773 ordinary shares issued and outstanding, consisting of 17,473,772 Class A ordinary shares and one Class B ordinary share. Our warrants do not have voting rights.

This proxy statement contains important information about the extraordinary general meeting and the proposals (and the terms on which they are being proposed, including as to their conditionality). Please read it carefully, including any annexes, and vote your shares.

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v

QUESTIONS AND ANSWERS ABOUT THE EXTRAORDINARY GENERAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should carefully read the entire document, including any annexes to this proxy statement.

Q. Why am I receiving this proxy statement?

A.     This proxy statement and the accompanying materials are being sent to you in connection with the solicitation of proxies by the Board, for use at the extraordinary general meeting to be held on April 29, 2024 at 12:00 p.m., Eastern Time, at the offices of Greenberg Traurig, LLP, located at 900 Stewart Avenue, Suite 505, Garden City, NY 11530, and via virtual meeting, or at such other time, on such other date and at such other place to which the extraordinary general meeting may be postponed or adjourned. This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the extraordinary general meeting.

We are a blank check company incorporated on February 10, 2021 as a Cayman Islands exempted company and formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses, which we refer to as an initial business combination. On November 2, 2021, we consummated the IPO of 25,000,000 units, and on November 17, 2021, we consummated the sale of 1,377,660 additional units as a result of the underwriters’ partial exercise of their over-allotment option. A total of $263,776,600 of the proceeds from the IPO, including the partial exercise of the over-allotment option, and simultaneous private placements of private placement warrants was placed in the trust account. On August 1, 2023, we held an extraordinary general meeting in lieu of the 2023 annual general meeting of our shareholders (the “First Extension Meeting”). At the First Extension Meeting, our shareholders approved, among other matters, a proposal to amend our amended and restated memorandum and articles of association (as then in effect) to extend the date by which we must consummate an initial business combination from August 2, 2023 to the Current Termination Date (the “First Extension”). On August 1, 2023, in connection with the implementation of the First Extension, our initial shareholders voluntarily elected to convert 6,594,414 founder shares from Class B ordinary shares to Class A ordinary shares on a one-for-one basis in accordance with the Articles (collectively, the “Class B Conversion”), and we redeemed 15,498,302 public shares properly tendered for redemption in connection with the First Extension, at a redemption price of approximately $10.41 per share, for an aggregate redemption amount of approximately $161.3 million. Notwithstanding the Class B Conversion, the holders of founder shares will not be entitled to receive any funds held in the trust account with respect to any such converted shares. As of December 31, 2023, we had approximately $116.0 million in the trust account and 17,473,773 ordinary shares issued and outstanding, consisting of 17,473,772 Class A ordinary shares and one Class B ordinary share.

On October 2, 2023, we entered into the Business Combination Agreement with Holdco, Merger Sub, Seller and Heramba, which provides for the Proposed Business Combination. In connection with the Proposed Business Combination, we and Heramba, through Holdco, filed with the SEC the Registration Statement, which contains a preliminary proxy statement/prospectus that constitutes (i) a preliminary proxy statement relating to the Proposed Business Combination in connection with our solicitation of proxies for the vote by our shareholders regarding the Proposed Business Combination and related matters, as described in the Registration Statement, and (ii) a preliminary prospectus relating to, among other things, the offer of the securities to be issued by Holdco in connection with the Proposed Business Combination. On March 19, 2024, the Registration Statement was declared effective by the SEC, and we and Holdco filed the definitive proxy statement/prospectus related to the Proposed Business Combination with the SEC. On or about March 19, 2024, we commenced the mailing of the definitive proxy statement/prospectus and other relevant documents to our shareholders as of March 1, 2024, the record date established for voting on the Proposed Business Combination. On March 28, 2024, our shareholders approved the Proposed Business Combination and related matters at the Business Combination Meeting. While we currently anticipate closing the Proposed Business Combination prior to the Current Termination Date, the Board understands that unforeseen events could arise that would delay the consummation of the Proposed Business Combination. Therefore, out of an abundance of caution, the Board has determined that it is advisable to amend the Articles to extend the date that we have to consummate an initial business combination to the Extended Date.

Like most blank check companies, the Articles provide for the return of the proceeds held in trust to our public shareholders if no qualifying business combination is consummated on or before a certain date (in our case, the Current Termination Date). As described above, the Board believes that it is advisable to continue our existence until the Extended Date in order to allow us more time to complete the Proposed Business Combination (or another initial business combination) and is submitting the Extension Amendment Proposal to our shareholders to vote upon. In addition, the Board is proposing a measure to direct the chairman of the extraordinary general meeting to adjourn the extraordinary general meeting to a later date or dates or indefinitely, if necessary or convenient, under certain circumstances.

In the event that we consummate the Proposed Business Combination prior to the extraordinary general meeting or believe that we will be able to consummate the Proposed Business Combination prior to the Current Termination Date, or the Board otherwise determines not to proceed with the Extension prior to the extraordinary general meeting, we will not hold the extraordinary general meeting.

Q. What is included in these materials?	A. These materials include: • this proxy statement for the extraordinary general meeting; and • a proxy card.
Q. What is being voted on?

A.     You are being asked to vote on:

•   a proposal to amend the Articles, by way of special resolution, in the form set forth as Annex A to this proxy statement, to extend the date by which we must consummate an initial business combination from the Current Termination Date to the Extended Date, or such earlier date as determined by the Board, for a total extension of up to three months after the Current Termination Date; and

•   a proposal to direct, by way of ordinary resolution, the chairman of the extraordinary general meeting to adjourn the extraordinary general meeting to a later date or dates or indefinitely, if necessary or convenient, to permit further solicitation and vote of proxies if, (i) based upon the tabulated vote at the time of the extraordinary general meeting, there are not sufficient votes to approve the Extension Amendment Proposal, (ii) the holders of public shares have elected to redeem an amount of shares such that the Company would not adhere to the continued listing requirements of Nasdaq or (iii) the Board determines before the extraordinary general meeting that it is not necessary or no longer desirable to proceed with the Extension Amendment Proposal.

The Extension Amendment Proposal is essential to the overall implementation of the Board’s plan to complete an initial business combination. The Adjournment Proposal will only be presented to our shareholders for vote under the circumstances described in the Adjournment Proposal.

The Articles provide that we have until the Current Termination Date to complete an initial business combination. The purpose of the Extension Amendment Proposal is to allow us more time to complete an initial business combination, if needed. On October 2, 2023, we entered into the Business Combination Agreement with Holdco, Merger Sub, Seller and Heramba, which provides for the Proposed Business Combination. The Registration Statement related to the Proposed Business Combination was declared effective by the SEC on March 19, 2024, and we commenced the mailing of the definitive proxy statement/prospectus and other relevant documents to our shareholders on or about that date. On March 28, 2024, our shareholders approved the Proposed Business Combination and related matters at the Business Combination Meeting. While we currently anticipate closing the Proposed Business Combination prior to the Current Termination Date, the Board understands that unforeseen events could arise that would delay the consummation of the Proposed Business Combination. Therefore, out of an abundance of caution, the Board has determined that it is advisable to amend the Articles to extend the date that we have to consummate an initial business combination to the Extended Date. In the event that we consummate the Proposed Business Combination prior to the extraordinary general meeting or believe that we will be able to consummate the Proposed Business Combination prior to the Current Termination Date, or the Board otherwise determines not to proceed with the Extension prior to the extraordinary general meeting, we will not hold the extraordinary general meeting.

Our shareholders’ approval of the Extension Amendment Proposal will constitute consent for us to instruct the trustee to (i) remove the Withdrawal Amount from the trust account and (ii) deliver to the holders of such redeemed public shares their pro rata portion of the Withdrawal Amount, and to retain the remainder of the funds in the trust account for our use to complete the Proposed Business Combination (or another initial business combination) on or before the Extended Date.

If the Extension Amendment Proposal is approved and the Extension is implemented, the removal of the Withdrawal Amount from the trust account in connection with the Election will reduce our net asset value and the amount held in the trust account following the redemption, and the amount remaining in the trust account may be significantly reduced from the approximately $116.0 million that was in the trust account as of December 31, 2023 (not taking into account any subsequent withdrawal for our taxes payable, if any, or further accrual of interest earned on the funds held in the trust account). In such event, we may need to obtain additional funds to complete the Proposed Business Combination (or another initial business combination) and there can be no assurance that such funds will be available on terms acceptable to us or at all. Additionally, the percentage interest of our ordinary shares held by our initial shareholders, directors, officers and their affiliates through their beneficial ownership of the founder shares would increase. If the Extension is implemented, no interest earned on the funds held in the trust account will be used to pay for any excise tax due under the IR Act in connection with the Extension.

If the Extension Amendment Proposal is approved and the Extension is implemented, our sponsor or its designees will deposit into the trust account as a loan, on each of the Current Termination Date and the 2nd day of each subsequent calendar month until (but excluding) the Extended Date, the lesser of (x) $75,000 or (y) $0.015 per public share multiplied by the number of public shares outstanding on the applicable Contribution Date. We have not asked our sponsor to reserve for, nor have we independently verified whether our sponsor will have sufficient funds to satisfy, any such Contributions. If a Contributor fails to make a Contribution by an applicable Contribution Date, we will liquidate and dissolve as soon as practicable after such date and in accordance with the Articles. The Contributions will be evidenced by a non-interest bearing, unsecured promissory note and will be repayable by us upon consummation of our initial business combination. If we do not consummate our initial business combination by the Extended Date, any such promissory notes will be repaid only from funds held outside of the trust account or will be forfeited, eliminated or otherwise forgiven. Any Contribution is conditioned on the approval of the Extension Amendment Proposal and the implementation of the Extension. No Contribution will occur if such proposal is not approved and the Extension is not implemented. If we have consummated our initial business combination or announced our intention to wind up prior to any Contribution Date, any obligation to make Contributions will terminate.

If the Extension Amendment Proposal is not approved and we do not consummate an initial business combination by the Current Termination Date, or if the Extension Amendment Proposal is approved and the Extension is implemented but we do not consummate an initial business combination by the Extended Date (including if a Contributor fails to make a Contribution by an applicable Contribution Date), in accordance with the Articles we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and the Board, liquidate and dissolve, in the case of clauses (ii) and (iii) to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we do not complete an initial business combination by the Current Termination Date or, if the Extension Amendment Proposal is approved and the Extension is implemented, the Extended Date.

Our initial shareholders, officers and directors have agreed to waive their redemption rights with respect to the founder shares, and, with respect to our sponsor, officers and directors, any public shares they may hold, in connection with the consummation of an initial business combination or the approval of certain amendments to the Articles, including with respect to the Extension Amendment Proposal, and to waive their rights to liquidating distributions from the trust account with respect to the founder shares if we do not complete an initial business combination by the Current Termination Date or, if the Extension Amendment Proposal is approved and the Extension is implemented, the Extended Date. As a consequence of such waivers, any liquidating distribution that is made will be only with respect to the public shares and the founder shares will be excluded from the pro rata calculation used to determine the per-share redemption price; however, such persons would be entitled to liquidating distributions from the trust account with respect to any public shares they hold. We will pay the costs of liquidation from up to $100,000 of interest from the trust account and our remaining assets held outside of the trust account.

Q. Why are we proposing the Extension Amendment Proposal?

A.     The Articles provide for the return of the proceeds held in trust to our public shareholders if no qualifying business combination is consummated on or before the Current Termination Date. Accordingly, the trust agreement that we entered into at the time of the IPO, as amended to date, provides for the trustee to liquidate the trust account and distribute to each public shareholder its pro rata share of such funds if a qualifying business combination is not consummated on or before such date provided in the Articles. As we explain below, we believe we may not be able to complete an initial business combination by that date.

The Articles provide that we have until the Current Termination Date to complete an initial business combination. The purpose of the Extension Amendment Proposal is to allow us more time to complete an initial business combination, if needed. On October 2, 2023, we entered into the Business Combination Agreement with Holdco, Merger Sub, Seller and Heramba, which provides for the Proposed Business Combination. The Registration Statement related to the Proposed Business Combination was declared effective by the SEC on March 19, 2024, and we commenced the mailing of the definitive proxy statement/prospectus and other relevant documents to our shareholders on or about that date. On March 28, 2024, our shareholders approved the Proposed Business Combination and related matters at the Business Combination Meeting.

While we currently anticipate closing the Proposed Business Combination prior to the Current Termination Date, the Board understands that unforeseen events could arise that would delay the consummation of the Proposed Business Combination. Therefore, out of an abundance of caution, the Board has determined that it is advisable to amend the Articles to extend the date that we have to consummate an initial business combination to the Extended Date. In the event that we consummate the Proposed Business Combination prior to the extraordinary general meeting or believe that we will be able to consummate the Proposed Business Combination prior to the Current Termination Date, or the Board otherwise determines not to proceed with the Extension prior to the extraordinary general meeting, we will not hold the extraordinary general meeting.

We believe that given our expenditure of time, effort and money on finding a potential initial business combination, circumstances warrant providing our shareholders an opportunity to consider the Proposed Business Combination. Accordingly, the Board is proposing the Extension Amendment Proposal to extend our corporate existence.

You are not being asked to vote on the Proposed Business Combination or any other initial business combination pursuant to this proxy statement. The approval by our shareholders of the Proposed Business Combination occurred at the separate Business Combination Meeting held on March 28, 2024. If the Extension is implemented and you do not make the Election to redeem all of your public shares in connection with the Extension (other than any shares previously properly tendered for redemption in connection with the Proposed Business Combination and not subsequently reversed, unless you have instructed our transfer agent to redeem such shares in connection with the Extension), you will retain the right to (i) vote on an initial business combination when it is submitted to our public shareholders, provided the previously approved Proposed Business Combination is not consummated and you are a shareholder on the record date for a meeting to consider such other initial business combination, and (ii) redeem your public shares for a pro rata portion of the trust account in the event such other initial business combination is approved and completed, certain amendments to the Articles are approved or we have not consummated an initial business combination by the Extended Date (including if a Contributor fails to make a Contribution by an applicable Contribution Date).

Q. Why should I vote for the Extension Amendment Proposal?

A.     The Board believes our shareholders should have an opportunity to evaluate the Proposed Business Combination. Accordingly, the Board is proposing the Extension Amendment Proposal to extend the date by which we must consummate an initial business combination until the Extended Date and to allow for the Election.

A special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds (2/3) majority of the ordinary shares entitled to vote thereon and voted in person (including by virtual attendance) or by proxy at the extraordinary general meeting, is required to effect an amendment to the Articles that would extend our corporate existence beyond the Current Termination Date. Additionally, the Articles require that all public shareholders have an opportunity to redeem their public shares in the case that our corporate existence is extended. We believe that this provision was included to protect our shareholders from having to sustain their investments for an unreasonably long period if we do not consummate a suitable initial business combination in the timeframe contemplated by the Articles. Given our expenditure of time, effort and money on finding a potential initial business combination, we believe circumstances warrant providing those who would like to consider whether the Proposed Business Combination is an attractive investment with an opportunity to consider such transaction, inasmuch as we are also affording public shareholders who wish to redeem all or a portion of their public shares the opportunity to do so, as required under the Articles. Accordingly, we believe the Extension is consistent with the Articles.

Q. If the Extension Amendment Proposal is approved and the Extension is implemented, what will happen if a Contributor fails to make a Contribution by an applicable Contribution Date?

A.     If the Extension Amendment Proposal is approved and the Extension is implemented, a Contributor will deposit into the trust account a Contribution on each Contribution Date. We have not asked our sponsor to reserve for, nor have we independently verified whether our sponsor will have sufficient funds to satisfy, any such Contributions. If a Contributor fails to make a Contribution by an applicable Contribution Date, we will liquidate and dissolve as soon as practicable after such date and in accordance with the Articles. The Contributions will be evidenced by a non-interest bearing, unsecured promissory note and will be repayable by us upon consummation of our initial business combination. If we do not consummate our initial business combination by the Extended Date, any such promissory notes will be repaid only from funds held outside of the trust account or will be forfeited, eliminated or otherwise forgiven. Any Contribution is conditioned on the approval of the Extension Amendment Proposal and the implementation of the Extension. No Contribution will occur if such proposal is not approved and the Extension is not implemented. If we have consummated our initial business combination or announced our intention to wind up prior to any Contribution Date, any obligation to make Contributions will terminate.

Q. How do insiders intend to vote their shares?

A.     Our sponsor, officers and directors are expected to vote any ordinary shares over which they have voting control in favor of the Extension Amendment Proposal and the Adjournment Proposal. On the Record Date, our initial shareholders, officers, directors and their affiliates collectively beneficially owned an aggregate of 6,594,415 founder shares, collectively representing approximately 37.7% of our issued and outstanding ordinary shares on the Record Date, of which 1,171,717 founder shares, or approximately 6.7% of our issued and outstanding ordinary shares on the Record Date, are held directly by certain of our anchor investors. Such anchor investors will have the discretion to vote any ordinary shares over which they have voting control (including any public shares owned by them) in any manner they choose with respect to the Extension Amendment Proposal and the Adjournment Proposal, although their ownership of founder shares may make it more likely that they will vote in favor of such proposals.

Our initial shareholders, officers and directors have agreed to waive their redemption rights with respect to the founder shares, and, with respect to our sponsor, officers and directors, any public shares they may hold, in connection with the consummation of an initial business combination or the approval of certain amendments to the Articles, including with respect to the Extension Amendment Proposal, and to waive their rights to liquidating distributions from the trust account with respect to the founder shares if we do not complete an initial business combination by the Current Termination Date or, if the Extension Amendment Proposal is approved and the Extension is implemented, the Extended Date. However, such persons would be entitled to liquidating distributions from the trust account with respect to any public shares they hold if we do not complete an initial business combination by the Current Termination Date or, if the Extension Amendment Proposal is approved and the Extension is implemented, the Extended Date.

Subject to applicable securities laws (including with respect to material nonpublic information), our initial shareholders, officers, directors, advisors or their affiliates may (i) purchase public shares from institutional and other investors (including those who vote, or indicate an intention to vote, against any of the proposals presented at the extraordinary general meeting, or elect to redeem, or indicate an intention to redeem, public shares), (ii) enter into transactions with such investors and others to provide them with incentives to not redeem their public shares, or (iii) execute agreements to purchase such public shares from such investors or enter into non-redemption agreements in the future. In the event that our initial shareholders, officers, directors, advisors or their affiliates purchase public shares in situations in which the tender offer rules restrictions on purchases would apply, they (a) would purchase the public shares at a price no higher than the price offered through our redemption process; (b) would represent in writing that such public shares will not be voted in favor of approving the Extension; and (c) would waive in writing any redemption rights with respect to the public shares so purchased.

Furthermore, our sponsor may enter into arrangements with a limited number of public shareholders pursuant to which such shareholders would agree not to redeem their public shares in connection with the Extension. Our sponsor may provide such shareholders either founder shares, membership interests in our sponsor or other consideration pursuant to such arrangements.

To the extent any such purchases by our initial shareholders, officers, directors, advisors or their affiliates are made in situations in which the tender offer rules restrictions on purchases apply, we will disclose in a Current Report on Form 8-K prior to the extraordinary general meeting the following: (i) the number of public shares purchased outside of the redemption offer, along with the purchase price(s) for such public shares; (ii) the purpose of any such purchases; (iii) the impact, if any, of the purchases on the likelihood that the Extension Amendment Proposal will be approved; (iv) the identities of the securityholders who sold to our initial shareholders, officers, directors, advisors or their affiliates (if not purchased on the open market) or the nature of the securityholders (e.g., five percent security holders) who sold such public shares; and (v) the number of public shares for which we have received redemption requests pursuant to the redemption offer.

The purpose of such share purchases and other transactions would be to increase the likelihood of otherwise limiting the number of public shares electing to redeem.

If such transactions are effected, the consequence could be to cause the Extension to be effectuated in circumstances where such effectuation could not otherwise occur. Consistent with SEC guidance, purchases of shares by the persons described above would not be permitted to be voted for the Extension Amendment Proposal at the extraordinary general meeting and could decrease the chances that the Extension Amendment Proposal will be approved. In addition, if such purchases are made, the public “float” of our securities and the number of beneficial holders of our securities may be reduced, possibly making it difficult to maintain or obtain the quotation, listing or trading of our securities on a national securities exchange.

We hereby represent that any of our securities purchased by our initial shareholders, officers, directors, advisors or their affiliates in situations in which the tender offer rules restrictions on purchases would apply would not be voted in favor of approving the Extension Amendment Proposal.

Q. What vote is required to approve each of the proposals?

A.     Approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds (2/3) majority of the ordinary shares entitled to vote thereon and voted in person (including by virtual attendance) or by proxy at the extraordinary general meeting, and approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of at least a majority of the ordinary shares entitled to vote thereon and voted in person (including by virtual attendance) or by proxy at the extraordinary general meeting.

A quorum of shareholders is necessary to hold a valid meeting. Holders of a majority in voting power of our issued and outstanding ordinary shares entitled to vote at the extraordinary general meeting, present in person (including by virtual attendance) or by proxy, constitute a quorum. Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person or online at the extraordinary general meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum within half an hour from the time appointed for the extraordinary general meeting, the extraordinary general meeting will stand adjourned to the same day in the next week at the same time and/or place or to such other day, time and/or place as the Board may determine. If at the adjourned meeting a quorum is not present within half an hour from the time appointed for the extraordinary general meeting to commence, the shareholders present shall be a quorum. As of the Record Date for the extraordinary general meeting, 8,736,887 ordinary shares would be required to achieve a quorum.

Failure to vote in person (including by virtual attendance) or by proxy at the extraordinary general meeting, if a valid quorum is otherwise established, will have no effect on the outcome of the vote on any of the proposals set forth in this proxy statement. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast and will have no effect on the outcome of the vote on any of the proposals set forth in this proxy statement.

Q. What if I don’t want to vote for the Extension Amendment Proposal?

A.     If you do not want the Extension Amendment Proposal to be approved, you must vote against, abstain or not vote on such proposal. If the Extension Amendment Proposal is approved and the Extension is implemented, the Withdrawal Amount will be withdrawn from the trust account and paid to the redeeming public shareholders.

Q. Will you seek any further extensions to consummate an initial business combination?

A.     Other than the Extension until the Extended Date as described in this proxy statement, we do not currently anticipate seeking any further extensions to consummate an initial business combination. We have provided that all public shareholders, including those who vote for the Extension Amendment Proposal, abstain, do not vote, or do not instruct their broker or bank how to vote, may make the Election to redeem all or a portion of their public shares into their pro rata portion of the trust account and, if the Extension Amendment Proposal is approved and the Extension is implemented, should receive the funds soon after the extraordinary general meeting.

If the Extension is implemented and you do not make the Election to redeem all of your public shares in connection with the Extension (other than any shares previously properly tendered for redemption in connection with the Proposed Business Combination and not subsequently reversed, unless you have instructed our transfer agent to redeem such shares in connection with the Extension), you will retain the right to (i) vote on an initial business combination when it is submitted to our public shareholders, provided the previously approved Proposed Business Combination is not consummated and you are a shareholder on the record date for a meeting to consider such other initial business combination, and (ii) redeem your public shares for a pro rata portion of the trust account in the event such other initial business combination is approved and completed, certain amendments to the Articles are approved or we have not consummated an initial business combination by the Extended Date (including if a Contributor fails to make a Contribution by an applicable Contribution Date).

Q. What happens if the Extension Amendment Proposal is not approved?

A.     If the Extension Amendment Proposal is not approved and we do not consummate an initial business combination by the Current Termination Date, in accordance with the Articles we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and the Board, liquidate and dissolve, in the case of clauses (ii) and (iii) to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we do not complete an initial business combination by the Current Termination Date.

Our initial shareholders, officers and directors have agreed to waive their redemption rights with respect to the founder shares, and, with respect to our sponsor, officers and directors, any public shares they may hold, in connection with the consummation of an initial business combination or the approval of certain amendments to the Articles, including with respect to the Extension Amendment Proposal, and to waive their rights to liquidating distributions from the trust account with respect to the founder shares if we do not complete an initial business combination by the Current Termination Date. As a consequence of such waivers, any liquidating distribution that is made will be only with respect to the public shares and the founder shares will be excluded from the pro rata calculation used to determine the per-share redemption price; however, such persons would be entitled to liquidating distributions from the trust account with respect to any public shares they hold. We will pay the costs of liquidation from up to $100,000 of interest from the trust account and our remaining assets held outside of the trust account.

Q. If the Extension Amendment Proposal is approved, what happens next?

A.     We are seeking approval of the Extension Amendment Proposal because we believe we may not be able to complete an initial business combination by the Current Termination Date. If the Extension Amendment Proposal is approved and the Extension is implemented, we will continue our efforts to consummate the Proposed Business Combination (or another other initial business combination) prior to the Extended Date.

While we currently anticipate closing the Proposed Business Combination prior to the Current Termination Date, the Board understands that unforeseen events could arise that would delay the consummation of the Proposed Business Combination. Therefore, out of an abundance of caution, the Board has determined that it is advisable to amend the Articles to extend the date that we have to consummate an initial business combination to the Extended Date. In the event that we consummate the Proposed Business Combination prior to the extraordinary general meeting or believe that we will be able to consummate the Proposed Business Combination prior to the Current Termination Date, or the Board otherwise determines not to proceed with the Extension prior to the extraordinary general meeting, we will not hold the extraordinary general meeting.

Upon approval of the Extension Amendment Proposal by our shareholders, we will procure that all filings required to be made with the Registrar of Companies of the Cayman Islands in connection with the Extension Amendment Proposal are made. We will remain a reporting company under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and our units, Class A ordinary shares and warrants will remain publicly traded. We will then continue to attempt to complete the Proposed Business Combination (or another initial business combination) by the Extended Date. However, if a Contributor fails to make a Contribution by an applicable Contribution Date, we will liquidate and dissolve as soon as practicable after such date and in accordance with the Articles.

If the Extension Amendment Proposal is approved and the Extension is implemented, the removal of the Withdrawal Amount from the trust account in connection with the Election will reduce our net asset value and the amount held in the trust account following the redemption, and the amount remaining in the trust account may be significantly reduced from the approximately $116.0 million that was in the trust account as of December 31, 2023 (not taking into account any subsequent withdrawal for our taxes payable, if any, or further accrual of interest earned on the funds held in the trust account). In such event, we may need to obtain additional funds to complete the Proposed Business Combination (or another initial business combination) and there can be no assurance that such funds will be available on terms acceptable to us or at all. Additionally, the percentage interest of our ordinary shares held by our initial shareholders, directors, officers and their affiliates through their beneficial ownership of the founder shares would increase. If the Extension is implemented, no interest earned on the funds held in the trust account will be used to pay for any excise tax due under the IR Act in connection with the Extension.

If the Extension Amendment Proposal is approved and the Extension is implemented but we do not consummate an initial business combination by the Extended Date (including if a Contributor fails to make a Contribution by an applicable Contribution Date), we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and the Board, liquidate and dissolve, in the case of clauses (ii) and (iii) to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we do not complete an initial business combination by the Current Termination Date or, if the Extension Amendment Proposal is approved and the Extension is implemented, the Extended Date.

Our initial shareholders, officers and directors have agreed to waive their redemption rights with respect to the founder shares, and, with respect to our sponsor, officers and directors, any public shares they may hold, in connection with the consummation of an initial business combination or the approval of certain amendments to the Articles, including with respect to the Extension Amendment Proposal, and to waive their rights to liquidating distributions from the trust account with respect to the founder shares if we do not complete an initial business combination by the Current Termination Date or, if the Extension Amendment Proposal is approved and the Extension is implemented, the Extended Date. As a consequence of such waivers, any liquidating distribution that is made will be only with respect to the public shares and the founder shares will be excluded from the pro rata calculation used to determine the per-share redemption price; however, such persons would be entitled to liquidating distributions from the trust account with respect to any public shares they hold. We will pay the costs of liquidation from up to $100,000 of interest from the trust account and our remaining assets held outside of the trust account.

Q. How do I attend the extraordinary general meeting?

A.     The extraordinary general meeting will be held on April 29, 2024 at 12:00 p.m., Eastern Time, at the offices of Greenberg Traurig, LLP, located at 900 Stewart Avenue, Suite 505, Garden City, NY 11530, and via virtual meeting, or at such other time, on such other date and at such other place to which the extraordinary general meeting may be postponed or adjourned.

The extraordinary general meeting will be conducted via live webcast, but the physical location of the extraordinary general meeting will remain at the location specified above for the purposes of the Articles. If you are a shareholder of record, you will be able to attend, vote your shares and submit questions during the extraordinary general meeting in person or via a live webcast available at https://www.cstproxy.com/pegyr/ext2024. You will need your control number for access. If you do not have your control number, contact Continental Stock Transfer & Trust Company, our transfer agent, by telephone at 917-262-2373 or by e-mail at proxy@continentalstock.com. If you hold your shares through a bank, broker or other intermediary, you will need to contact such bank, broker or other intermediary and obtain a legal proxy. Once you have your legal proxy, e-mail a copy of your legal proxy to our transfer agent at least five business days prior to the extraordinary general meeting date to have a control number generated.

You may also attend the extraordinary general meeting telephonically by dialing 1-800-450-7155 (toll-free within the United States and Canada) or +1 857-999-9155 (outside of the United States and Canada, standard rates apply). The passcode for telephone access is 6542606#, but please note that you will not be able to vote or submit questions if you choose to attend the extraordinary general meeting telephonically.

See the section of this proxy statement entitled “The Extraordinary General Meeting” for more detailed information.

Q. How do I change my vote?

A.     If you have submitted a proxy to vote your shares and wish to change your vote, you may do so by delivering a later-dated, signed proxy card to Morrow Sodali LLC, our proxy solicitor, prior to the date of the extraordinary general meeting or by voting in person (including by virtual attendance) at the extraordinary general meeting. Virtual attendance at the extraordinary general meeting alone will not change your vote. You also may revoke your proxy by sending a notice of revocation to: Morrow Sodali LLC, 333 Ludlow Street, 5th Floor, South Tower, Stamford, CT 06902.

Q. How are votes counted?

A.     Votes will be counted by the inspector of election appointed for the extraordinary general meeting, who will separately count “FOR” and “AGAINST” votes, abstentions and broker non-votes. Approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds (2/3) majority of the ordinary shares entitled to vote thereon and voted in person (including by virtual attendance) or by proxy at the extraordinary general meeting, and approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of at least a majority of the ordinary shares entitled to vote thereon and voted in person (including by virtual attendance) or by proxy at the extraordinary general meeting.

A quorum of shareholders is necessary to hold a valid meeting. Holders of a majority in voting power of our issued and outstanding ordinary shares entitled to vote at the extraordinary general meeting, present in person (including by virtual attendance) or by proxy, constitute a quorum. Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person or online at the extraordinary general meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum within half an hour from the time appointed for the extraordinary general meeting, the extraordinary general meeting will stand adjourned to the same day in the next week at the same time and/or place or to such other day, time and/or place as the Board may determine. If at the adjourned meeting a quorum is not present within half an hour from the time appointed for the extraordinary general meeting to commence, the shareholders present shall be a quorum. As of the Record Date for the extraordinary general meeting, 8,736,887 ordinary shares would be required to achieve a quorum.

Failure to vote in person (including by virtual attendance) or by proxy at the extraordinary general meeting, if a valid quorum is otherwise established, will have no effect on the outcome of the vote on any of the proposals set forth in this proxy statement. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast and will have no effect on the outcome of the vote on any of the proposals set forth in this proxy statement.

If your shares are held by your broker as your nominee (that is, in “street name”), you may need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares. If you do not give instructions to your broker, your broker can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items. Discretionary items are proposals considered routine under the rules of various national securities exchanges applicable to member brokerage firms. These rules provide that for routine matters your broker has the discretion to vote shares held in street name in the absence of your voting instructions. On non-discretionary items for which you do not give your broker instructions, the shares will be treated as broker non-votes.

Q. If my shares are held in “street name,” will my broker automatically vote them for me?

A.     We believe all of the proposals set forth in this proxy statement are “non-discretionary” items, meaning your broker can vote your shares with respect to such proposals only if you provide your broker with instructions on how to vote. You should instruct your broker to vote your shares. Your broker can tell you how to provide these instructions. Your broker may automatically vote your shares with respect to the Adjournment Proposal if such proposal is determined to be a discretionary item.

Q. What is a quorum requirement?

A.     A quorum of shareholders is necessary to hold a valid meeting. Holders of a majority in voting power of our issued and outstanding ordinary shares entitled to vote at the extraordinary general meeting, present in person (including by virtual attendance) or by proxy, constitute a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person or online at the extraordinary general meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum within half an hour from the time appointed for the extraordinary general meeting, the extraordinary general meeting will stand adjourned to the same day in the next week at the same time and/or place or to such other day, time and/or place as the Board may determine. If at the adjourned meeting a quorum is not present within half an hour from the time appointed for the extraordinary general meeting to commence, the shareholders present shall be a quorum. As of the Record Date for the extraordinary general meeting, 8,736,887 ordinary shares would be required to achieve a quorum.

Q. Who can vote at the extraordinary general meeting?

A.     The Board has fixed the close of business on March 1, 2024 as the Record Date for determining the shareholders entitled to receive notice of and vote at the extraordinary general meeting and any adjournments or postponements thereof. Only holders of record of our ordinary shares on the Record Date are entitled to have their votes counted at the extraordinary general meeting and any adjournments or postponements thereof. On the Record Date there were 17,473,773 ordinary shares issued and outstanding, consisting of 17,473,772 Class A ordinary shares and one Class B ordinary share. Our warrants do not have voting rights.

Shareholder of Record: Shares Registered in Your Name.    If on the Record Date your shares were registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, then you are a shareholder of record. As a shareholder of record, you may vote in person (including by virtual attendance) at the extraordinary general meeting or vote by proxy.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank.    If on the Record Date your shares were held not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the extraordinary general meeting in person or online. However, because you are not the shareholder of record, you may not vote your shares in person (including by virtual attendance) at the extraordinary general meeting unless you request and obtain a valid proxy from your broker or other agent.

Shareholders are urged to vote their proxies by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope, or to direct their brokers or other agents on how to vote the shares in their accounts, as applicable.

Q. How does the Board recommend I vote?

A.     After careful consideration of all relevant factors, the Board has determined that the Extension Amendment Proposal and, if presented, the Adjournment Proposal, are advisable and unanimously recommends that you vote or give instruction to vote “FOR” such proposals.

Q. What interests do the initial shareholders and the Company’s directors and officers have in the approval of the proposals?

A.     Our initial shareholders, directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a shareholder. These interests include ownership of the founder shares and the private placement warrants that may become exercisable in the future, and the possibility of future compensatory arrangements. See the section of this proxy statement entitled “Proposal No. 1 — The Extension Amendment Proposal — Interests of Our Initial Shareholders, Directors and Officers” for more information.

Q. What if I object to the Extension Amendment Proposal? Do I have appraisal rights?

A.     If you do not want the Extension Amendment Proposal to be approved, you must vote against, abstain or not vote on such proposal. You will still be entitled to make the Election if you vote against, abstain or do not vote on the Extension Amendment Proposal. Our shareholders do not have appraisal rights in connection with the Extension Amendment Proposal under the Articles or Cayman Islands law.

If the Extension is implemented and you do not make the Election to redeem all of your public shares in connection with the Extension (other than any shares previously properly tendered for redemption in connection with the Proposed Business Combination and not subsequently reversed, unless you have instructed our transfer agent to redeem such shares in connection with the Extension), you will retain the right to (i) vote on an initial business combination when it is submitted to our public shareholders, provided the previously approved Proposed Business Combination is not consummated and you are a shareholder on the record date for a meeting to consider such other initial business combination, and (ii) redeem your public shares for a pro rata portion of the trust account in the event such other initial business combination is approved and completed, certain amendments to the Articles are approved or we have not consummated an initial business combination by the Extended Date (including if a Contributor fails to make a Contribution by an applicable Contribution Date).

Q. What happens to our warrants if the Extension Amendment Proposal is not approved?

A.     If the Extension Amendment Proposal is not approved and we do not consummate an initial business combination by the Current Termination Date, in accordance with the Articles we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and the Board, liquidate and dissolve, in the case of clauses (ii) and (iii) to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we do not complete an initial business combination by the Current Termination Date.

Q. What happens to our warrants if the Extension Amendment Proposal is approved?

A.     If the Extension Amendment Proposal is approved and the Extension is implemented, we will continue to attempt to complete the Proposed Business Combination (or another initial business combination) by the Extended Date and will retain the blank check company restrictions previously applicable to us. Our warrants will remain outstanding in accordance with their terms and will become exercisable 30 days after the completion of an initial business combination. The warrants will expire at 5:00 p.m., New York City time, five years after the completion of an initial business combination or earlier upon redemption or liquidation. However, if a Contributor fails to make a Contribution by an applicable Contribution Date, we will liquidate and dissolve as soon as practicable after such date and in accordance with the Articles.

Q. What do I need to do now?

A.     We urge you to carefully read and consider the information contained in this proxy statement, including any annexes to this proxy statement, and to consider how the proposals will affect you as a shareholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card.

Q. How do I vote?

A.     If you are a holder of record of our ordinary shares, you may vote in person (including by virtual attendance) at the extraordinary general meeting or by submitting a proxy for the extraordinary general meeting. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the extraordinary general meeting and vote in person or online if you have already voted by proxy.

If your ordinary shares are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the extraordinary general meeting in person or online. However, because you are not the shareholder of record, you may not vote your shares in person (including by virtual attendance) at the extraordinary general meeting unless you request and obtain a valid proxy from your broker or other agent.

Shareholders are urged to vote their proxies by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope, or to direct their brokers or other agents on how to vote the shares in their accounts, as applicable.

Q. How do I redeem my public shares?

A.     Pursuant to the Articles, each public shareholder may seek to redeem all or a portion of such shareholder’s public shares for its pro rata portion of the funds available in the trust account, including interest earned on the funds held in the trust account and not previously released to us (less taxes payable), in connection with the approval of the Extension Amendment Proposal and the implementation of the Extension. If the Extension Amendment Proposal is approved and the Extension is implemented, we anticipate that such shareholders who made the Election to redeem their public shares in connection with the Election would receive payment of the redemption price for such shares soon after the extraordinary general meeting.

If the Extension is implemented and you do not make the Election to redeem all of your public shares in connection with the Extension (other than any shares previously properly tendered for redemption in connection with the Proposed Business Combination and not subsequently reversed, unless you have instructed our transfer agent to redeem such shares in connection with the Extension), you will retain the right to (i) vote on an initial business combination when it is submitted to our public shareholders, provided the previously approved Proposed Business Combination is not consummated and you are a shareholder on the record date for a meeting to consider such other initial business combination, and (ii) redeem your public shares for a pro rata portion of the trust account in the event such other initial business combination is approved and completed, certain amendments to the Articles are approved or we have not consummated an initial business combination by the Extended Date (including if a Contributor fails to make a Contribution by an applicable Contribution Date).

To demand redemption with respect to all or a portion of your public shares in connection with the Extension, prior to 5:00 p.m., Eastern Time, on April 25, 2024 (two business days before the extraordinary general meeting), you must elect either to physically tender your share certificate(s) representing such shares to Continental Stock Transfer & Trust Company, our transfer agent, at Continental Stock Transfer & Trust Company, One State Street, 30th Floor, New York, New York 10004-1561, Attn: SPAC Redemption Team, Email: spacredemptions@continentalstock.com, or deliver such shares to our transfer agent electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system, which election would likely be determined based on the manner in which you hold your shares. If properly demanded, we will redeem each public share for a pro rata portion of the funds available in the trust account, including interest earned on the funds held in the trust account and not previously released to us (less taxes payable), calculated as of two business days prior to the extraordinary general meeting.

If you submitted public shares for redemption in connection with the Business Combination Meeting and you want to ensure such public shares are redeemed in the event either the Proposed Business Combination is consummated or the Extension is implemented, you must (or must direct your bank, broker or other nominee to) instruct our transfer agent to redeem such public shares in connection with the Extension no later than the redemption deadline for the extraordinary general meeting. However, there is no assurance that we will hold the extraordinary general meeting and implement the Extension. If we do not hold the extraordinary general meeting and implement the Extension, any public shares originally submitted for redemption in connection with the Business Combination Meeting and also instructed to be redeemed in connection with the extraordinary general meeting will be automatically subject to redemption in connection with the consummation of the Proposed Business Combination, unless you withdraw such redemption request. However, if you only elect to redeem your public shares in connection with the extraordinary general meeting (and you did not previously submit such shares for redemption in connection with the Business Combination Meeting), your public shares will not be redeemed if we do not hold the extraordinary general meeting and implement the Extension.

If the conditions to the Proposed Business Combination are satisfied or will be satisfied or waived on or before the Current Termination Date, then we intend to complete the Proposed Business Combination on or before the Current Termination Date. If we complete the Proposed Business Combination on or before the Current Termination Date, we expect to cancel the extraordinary general meeting and not implement the Extension. If we do not hold the extraordinary general meeting and implement the Extension, we will not redeem any public shares submitted for redemption solely in connection with the extraordinary general meeting (but will redeem all public shares previously submitted for redemption in connection with the Business Combination Meeting, and not subsequently reversed, upon consummation of the Proposed Business Combination). We intend to hold the extraordinary general meeting and implement the Extension only if we have determined as of the time of the extraordinary general meeting that we may not be able to complete the Proposed Business Combination on or before the Current Termination Date.

Certificates that have not been tendered in accordance with these procedures at least two business days prior to the extraordinary general meeting will not be redeemed for a pro rata portion of the funds held in the trust account. In the event that a public shareholder tenders its shares and decides prior to the implementation of the Extension that it does not want to redeem its shares, the shareholder may withdraw the tender until the deadline for exercising redemption requests and, thereafter, with our consent. If you delivered your shares for redemption to our transfer agent and decide within the required timeframe not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above.

Q.     Do I need to take any action to ensure my public shares are redeemed in connection with the Extension if I already submitted such shares for redemption in connection with the Business Combination Meeting?

A.     If you submitted public shares for redemption in connection with the Business Combination Meeting and you want to ensure such public shares are redeemed in the event either the Proposed Business Combination is consummated or the Extension is implemented, you must (or must direct your bank, broker or other nominee to) instruct our transfer agent to redeem such public shares in connection with the Extension no later than the redemption deadline for the extraordinary general meeting. However, there is no assurance that we will hold the extraordinary general meeting and implement the Extension. If we do not hold the extraordinary general meeting and implement the Extension, any public shares originally submitted for redemption in connection with the Business Combination Meeting and also instructed to be redeemed in connection with the extraordinary general meeting will be automatically subject to redemption in connection with the consummation of the Proposed Business Combination, unless you withdraw such redemption request. However, if you only elect to redeem your public shares in connection with the extraordinary general meeting (and you did not previously submit such shares for redemption in connection with the Business Combination Meeting), your public shares will not be redeemed if we do not hold the extraordinary general meeting and implement the Extension.

If the conditions to the Proposed Business Combination are satisfied or will be satisfied or waived on or before the Current Termination Date, then we intend to complete the Proposed Business Combination on or before the Current Termination Date. If we complete the Proposed Business Combination on or before the Current Termination Date, we expect to cancel the extraordinary general meeting and not implement the Extension. If we do not hold the extraordinary general meeting and implement the Extension, we will not redeem any public shares submitted for redemption solely in connection with the extraordinary general meeting (but will redeem all public shares previously submitted for redemption in connection with the Business Combination Meeting, and not subsequently reversed, upon consummation of the Proposed Business Combination). We intend to hold the extraordinary general meeting and implement the Extension only if we have determined as of the time of the extraordinary general meeting that we may not be able to complete the Proposed Business Combination on or before the Current Termination Date.

Q. What should I do if I receive more than one set of voting materials?

A.     You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your ordinary shares.

Q. Who is paying for this proxy solicitation?

A.     We will pay for the entire cost of soliciting proxies. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

Q. Where do I find the voting results of the extraordinary general meeting?

A.     We will announce preliminary voting results at the extraordinary general meeting. The final voting results will be tallied by the inspector of election and disclosed in a Current Report on Form 8-K, which we are required to file with the SEC within four business days following the extraordinary general meeting.

Q. Who can help answer my questions?

A.     If you have questions, you may write or call our proxy solicitor:

Morrow Sodali LLC
333 Ludlow Street, 5th Floor, South Tower
Stamford, CT 06902
Telephone: (800) 662-5200
Banks and brokers: (203) 658-9400
E-mail: PEGR.info@investor.morrowsodali.com

You may also obtain additional information about us from documents filed with the SEC by following the instructions in the section of this proxy statement entitled “Where You Can Find More Information.”

FORWARD-LOOKING STATEMENTS

This proxy statement and the documents to which we refer you in this proxy statement contain “forward-looking statements” as that term is defined by the Private Securities Litigation Reform Act of 1995 and the federal securities laws. Any statements that do not relate to historical or current facts or matters are forward-looking statements. You can identify some of the forward-looking statements by the use of forward-looking words such as “anticipate,” “believe,” “plan,” “estimate,” “expect,” “intend,” “should,” “may” and other similar expressions, although not all forward-looking statements contain these identifying words. There can be no assurance that actual results will not materially differ from expectations. Such statements include, but are not limited to, any statements relating to our ability to consummate an initial business combination and any other statements that are not statements of current or historical facts. These forward-looking statements are based on information available to us as of the date of the proxy materials and current expectations, forecasts and assumptions and involve a number of risks and uncertainties. Accordingly, forward-looking statements should not be relied upon as representing our views as of any subsequent date and we undertake no obligation to update forward-looking statements to reflect events or circumstances after the date they were made.

These forward-looking statements involve a number of known and unknown risks and uncertainties or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include:

•        our ability to effect the Extension or consummate an initial business combination, including the Proposed Business Combination;

•        the volatility of the market price and liquidity of our securities;

•        unanticipated delays in the distribution of the funds from the trust account;

•        claims by third parties against the trust account;

•        our ability to maintain the listing of our securities on Nasdaq or another national securities exchange prior to or following an initial business combination;

•        our ability to finance and consummate an initial business combination; or

•        changes in SEC rules related to special purpose acquisition companies (“SPACs”).

You should carefully consider these risks, in addition to those factors described under the heading “Risk Factors” and elsewhere in this proxy statement, and the risk factors set forth in our other filings with the SEC, including our Annual Report on Form 10-K for the fiscal year ended December 31, 2023, filed with the SEC on April 17, 2024, and any subsequently filed Quarterly Reports on Form 10-Q.

We also face certain material risks and uncertainties related to the Proposed Business Combination. If we succeed in effecting the Proposed Business Combination, we will face additional and different risks and uncertainties related to the business of the combined company. For more information regarding the risk factors related to the Proposed Business Combination, see the Registration Statement filed by Holdco with the SEC in connection with the Proposed Business Combination and the related definitive proxy statement/prospectus filed by Holdco and our Company with the SEC on March 19, 2024.

The documents we file with the SEC, including those referred to above, also discuss some of the risks that could cause actual results to differ from those contained or implied in the forward-looking statements. See the section of this proxy statement entitled “Where You Can Find More Information” for additional information about our filings.

RISK FACTORS

You should carefully consider all of the risks described in this proxy statement, our Annual Report on Form 10-K for the fiscal year ended December 31, 2023, filed with the SEC on April 17, 2024, and any subsequently filed Quarterly Reports on Form 10-Q, and in the other reports we file with the SEC before making a decision to invest in our securities.

We also face certain material risks and uncertainties related to the Proposed Business Combination. If we succeed in effecting the Proposed Business Combination, we will face additional and different risks and uncertainties related to the business of the combined company. For more information regarding the risk factors related to the Proposed Business Combination, see the Registration Statement filed by Holdco with the SEC in connection with the Proposed Business Combination and the related definitive proxy statement/prospectus filed by Holdco and our Company with the SEC on March 19, 2024.

Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

There are no assurances that the Extension will enable us to complete an initial business combination.

Approving the Extension Amendment Proposal involves a number of risks. Even if such proposal is approved and the Extension is implemented, we can provide no assurances that the Proposed Business Combination or any other initial business combination will be consummated prior to the Extended Date. Our ability to consummate any business combination, including the Proposed Business Combination, is dependent on a variety of factors, many of which are beyond our control. If the Extension Amendment Proposal is approved and the Extension is implemented, we expect to seek to consummate the Proposed Business Combination prior to the Extended Date. We are required to offer our public shareholders the opportunity to redeem their public shares in connection with the approval of the Extension Amendment Proposal and the implementation of the Extension, and we previously offered our public shareholders the opportunity to submit their public shares for redemption in connection with the approval of the Proposed Business Combination. If the Proposed Business Combination is not consummated, we will be required to offer our public shareholders redemption rights in connection with the approval of any other initial business combination we may present to our shareholders for vote. Even if the Extension Amendment Proposal is approved and the Extension is implemented, it is possible that redemptions will leave us with insufficient cash to consummate the Proposed Business Combination (or another initial business combination) on commercially acceptable terms, or at all. This risk is magnified because we paid approximately $161.3 million out of the trust account to public shareholders that redeemed their public shares in connection with the First Extension and as a result of the pending redemption requests submitted in connection with the approval of the Proposed Business Combination (if such requests are not subsequently reversed). Other than in connection with a redemption offer or liquidation, our shareholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that shareholders will be able to dispose of their shares at favorable prices, or at all.

The ability of our public shareholders to exercise redemption rights with respect to our public shares if the Extension Amendment Proposal is approved and the Extension is implemented may adversely affect the liquidity of our securities.

Pursuant to the Articles, each public shareholder may seek to redeem all or a portion of such shareholder’s public shares for its pro rata portion of the funds available in the trust account, including interest earned on the funds held in the trust account and not previously released to us (less taxes payable), in connection with the approval of the Extension Amendment Proposal and the implementation of the Extension. The ability of our public shareholders to exercise such redemption rights with respect to our public shares may adversely affect the liquidity of our securities. As a result, if the Extension Amendment Proposal is approved and the Extension is implemented, you may be unable to sell your public shares even if the per-share market price is higher than the per-share redemption price paid to public shareholders that elected to redeem their public shares in connection with the approval of the Extension Amendment Proposal and the implementation of the Extension.

Since our initial shareholders, officers and directors will lose their entire investment in us if our initial business combination is not completed (other than with respect to public shares they have acquired or may acquire), the Board may have a conflict of interest in making their recommendation that you vote in favor of the Extension Amendment Proposal.

On February 18, 2021, we issued an aggregate of 8,625,000 founder shares to our sponsor for an aggregate price of $25,000, or approximately $0.003 per share. On July 29, 2021, our sponsor surrendered 1,437,500 founder shares to us for no consideration, resulting in an aggregate of 7,187,500 founder shares outstanding. Our sponsor transferred to our independent directors and certain of our anchor investors an aggregate of 1,321,717 founder shares. On December 12, 2021, in connection with the expiration of the remaining portion of the IPO underwriters’ over-allotment option, our sponsor forfeited 593,085 founder shares to us for no consideration, and 6,594,415 founder shares remain outstanding. The number of founder shares issued was determined based on the expectation that such founder shares would represent 20% of the outstanding ordinary shares after the IPO. In addition, our sponsor purchased an aggregate of 8,425,532 private placement warrants at a price of $1.00 per warrant for an aggregate purchase price of $8,425,532. On August 1, 2023, in connection with the implementation of the First Extension and pursuant to the Class B Conversion, our initial shareholders voluntarily elected to convert 6,594,414 founder shares from Class B ordinary shares to Class A ordinary shares on a one-for-one basis in accordance with the Articles. Notwithstanding the Class B Conversion, the holders of founder shares will not be entitled to receive any funds held in the trust account with respect to any such converted shares.

As described above, our initial shareholders, officers, directors and their affiliates collectively beneficially owned an aggregate of 6,594,415 founder shares, collectively representing approximately 37.7% of our issued and outstanding ordinary shares on the Record Date, of which 1,171,717 founder shares, or approximately 6.7% of our issued and outstanding ordinary shares on the Record Date, are held directly by certain of our anchor investors. Such anchor investors will have the discretion to vote any ordinary shares over which they have voting control (including any public shares owned by them) in any manner they choose with respect to the Extension Amendment Proposal, although their ownership of founder shares may make it more likely that they will vote in favor of such proposal. Our sponsor, officers and directors are expected to vote any ordinary shares over which they have voting control in favor of the Extension Amendment Proposal.

Our initial shareholders, officers and directors have agreed to waive their redemption rights with respect to the founder shares, and, with respect to our sponsor, officers and directors, any public shares they may hold, in connection with the consummation of an initial business combination or the approval of certain amendments to the Articles, including with respect to the Extension Amendment Proposal, and to waive their rights to liquidating distributions from the trust account with respect to the founder shares if we do not complete an initial business combination by the Current Termination Date or, if the Extension Amendment Proposal is approved and the Extension is implemented, the Extended Date. The founder shares will therefore be worthless if we do not complete an initial business combination; however, such persons would be entitled to liquidating distributions from the trust account with respect to any public shares they hold. There will be no redemption rights or liquidating distributions with respect to the private placement warrants, which will expire worthless if we do not complete an initial business combination.

These interests, among others, may influence our directors in making their recommendation that you vote in favor of the Extension Amendment Proposal. See the section of this proxy statement entitled “Proposal No. 1 — The Extension Amendment Proposal — Interests of Our Initial Shareholders, Directors and Officers” for more information.

Since our anchor investors have either an indirect beneficial interest in founder shares and certain private placement warrants held by our sponsor or directly hold founder shares, a conflict of interest may arise in connection with the approval of the Extension Amendment Proposal.

The anchor investors either (i) are members of our sponsor with an indirect beneficial interest in certain founder shares and private placement warrants held by our sponsor, which anchor investors we refer to as the original anchor investors, or (ii) hold founder shares directly, which anchor investors we refer to as the additional anchor investors. The additional anchor investors paid only a nominal amount for the founder shares. The original anchor investors, through their interests in the sponsor, acquired interests in founder shares and private placement warrants at prices similar to those paid by our sponsor for the founder shares and private placement warrants. Accordingly, our anchor investors will share in any appreciation in the value of the founder shares and private placement warrants above the original purchase price, provided that we successfully complete a business combination. Moreover, the anchor investors paid an effective price of $7.60 per ordinary share acquired in the IPO, as compared to the $10.00 per share paid by the other public shareholders in the IPO. As a result, our anchor investors may have an incentive to vote any ordinary shares they own in favor of the Extension Amendment Proposal. However, we are not aware of any arrangements or understandings among our anchor investors with regard to voting, including voting with respect to the Extension Amendment Proposal.

If we are not in compliance with Nasdaq’s continued listing requirements, Nasdaq may delist our securities from trading on its exchange, which could limit investors’ ability to make transactions in our securities and subject us to additional trading restrictions.

Our units, Class A ordinary shares and warrants are currently listed on Nasdaq, a national securities exchange. We cannot assure you that our securities will continue to be listed on Nasdaq in the future prior to an initial business combination, including following any shareholder redemptions in connection with certain amendments to the Articles, such as the Extension Amendment Proposal. If our public shareholders exercise redemption rights with respect to our public shares in connection with the approval of the Extension Amendment Proposal and the implementation of the Extension, our securities may not meet Nasdaq’s continued listing requirements and Nasdaq may delist our securities from trading on its exchange.

We expect that if our Class A ordinary shares fail to meet Nasdaq’s continued listing requirements, our units and warrants will also fail to meet Nasdaq’s continued listing requirements for those securities. We cannot assure you that any of our Class A ordinary shares, units or warrants will be able to meet any of Nasdaq’s continued listing requirements following any shareholder redemptions of public shares in connection with the approval of the Extension Amendment Proposal and the implementation of the Extension. If Nasdaq delists any of our securities from trading on its exchange and we are not able to list such securities on another national securities exchange, we expect such securities could be quoted on an over-the-counter market. However, if this were to occur, we could face significant material adverse consequences, including:

•        a limited availability of market quotations for our securities;

•        reduced liquidity for our securities;

•        a determination that our Class A ordinary shares are a “penny stock” which will require brokers trading in our Class A ordinary shares to adhere to more stringent rules, possibly resulting in a reduced level of trading activity in the secondary trading market for our securities;

•        a limited amount of news and analyst coverage; and

•        a decreased ability to issue additional securities or obtain additional financing in the future.

The National Securities Markets Improvement Act of 1996, which is a federal statute, prevents or preempts the states from regulating the sale of certain securities, which are referred to as “covered securities.” Because our units, Class A ordinary shares and warrants are currently listed on Nasdaq, our units, Class A ordinary shares and warrants are covered securities under the statute. Although the states are preempted from regulating the sale of our securities, the federal statute does allow the states to investigate companies if there is a suspicion of fraud, and, if there is a finding of fraudulent activity, then the states can regulate or bar the sale of covered securities in a particular case. While we are not aware of a state having used these powers to prohibit or restrict the sale of securities issued by blank check companies, other than the State of Idaho, certain state securities regulators view blank check companies unfavorably and might use these powers, or threaten to use these powers, to hinder the sale of securities of blank check companies in their states. Further, if we were no longer listed on Nasdaq, our securities would not be covered securities under the statute and we would be subject to regulation in each state in which we offer our securities.

A new 1% U.S. federal excise tax could be imposed on us in connection with redemptions by us of our shares, including in connection with the Extension.

On August 16, 2022, the Inflation Reduction Act of 2022 (the “IR Act”) was signed into federal law. The IR Act provides for, among other things, a new U.S. federal 1% excise tax on certain repurchases (including redemptions) of stock by publicly traded U.S. domestic corporations and certain U.S. domestic subsidiaries of publicly traded foreign corporations occurring on or after January 1, 2023. The excise tax is imposed on the repurchasing corporation itself, not its shareholders from which shares are repurchased. The amount of the excise tax is generally 1% of the fair market value of the shares repurchased at the time of the repurchase. However, for purposes of calculating the excise tax, repurchasing corporations are permitted to net the fair market value of certain new stock issuances against the fair market value of stock repurchases during the same taxable year. In addition, certain exceptions apply to the excise tax. The U.S. Department of the Treasury (the “Treasury”) has been given authority to provide regulations and other guidance to carry out and prevent the abuse or avoidance of the excise tax.

On December 27, 2022, the Treasury released Notice 2023-2, which provides taxpayers with interim guidance on the excise tax that may be relied upon until the Internal Revenue Service issues proposed Treasury regulations on such matter. Notice 2023-2 includes as one of its exceptions to the excise tax a distribution in complete liquidation of a “covered corporation”, to which Sec. 331 of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), applies (so long as Sec. 332(a) of the Code also does not also apply).

Although we were incorporated in the Cayman Islands and are currently not a “covered corporation”, there is a possibility that we may acquire a U.S. domestic corporation, redomicile as a U.S. domestic corporation or engage in a transaction in which a U.S. domestic corporation becomes our parent or our affiliate. Although it remains uncertain whether, and/or to what extent, the excise tax could apply to any redemptions of our public shares after December 31, 2022 if we were to become a “covered corporation” in the future, including any redemptions in connection with the Extension, our initial business combination or in the event we do not consummate our initial business combination by the Current Termination Date (or, if the Extension Amendment Proposal is approved and the Extension is implemented, the Extended Date (including if a Contributor fails to make a Contribution by an applicable Contribution Date)), we would not expect the excise tax to apply to redemptions of our public shares that occur during a taxable year in which we completely liquidate under Sec. 331 of the Code.

Pursuant to the Articles, each public shareholder may seek to redeem all or a portion of such shareholder’s public shares for its pro rata portion of the funds available in the trust account, including interest earned on the funds held in the trust account and not previously released to us (less taxes payable), in connection with the approval of the Extension Amendment Proposal and the implementation of the Extension. If we were to become a “covered corporation” in the future, there is a possibility that any redemption or other repurchase that occurs after December 31, 2022 may be subject to the excise tax, including in connection with our initial business combination, certain amendments to the Articles (including the proposed Extension Amendment Proposal) or otherwise. Whether and to what extent we would be subject to the excise tax would depend on a number of factors, including (i) the fair market value of the redemptions and repurchases in connection with the initial business combination, certain amendments to the Articles (including the proposed Extension Amendment Proposal) or otherwise, (ii) the structure of the initial business combination, (iii) the nature and amount of any “PIPE” or other equity issuances in connection with the initial business combination (or otherwise issued not in connection with the initial business combination but issued within the same taxable year of the initial business combination) and (iv) the content of regulations and other guidance from the Treasury. In addition, because the excise tax would be payable by the corporation and not by the redeeming holder, the mechanics of any required payment of the excise tax have not been determined. However, if the Extension Amendment Proposal is approved and the Extension is implemented, no interest earned on the funds held in the trust account will be used to pay for any excise tax due under the IR Act in connection with the Extension. The foregoing could cause a reduction in the cash available on hand to complete our initial business combination and in our ability to complete our initial business combination.

Changes in laws or regulations, or in how such laws or regulations are interpreted or applied, or a failure to comply with any laws, regulations, interpretations or applications, may adversely affect our business, including our ability to complete an initial business combination, our investments or our results of operations.

We are subject to laws and regulations, and interpretations and applications of such laws and regulations, enacted by national, regional and local governments. In particular, we are required to comply with certain SEC and other legal requirements. Compliance with, and monitoring of, applicable laws and regulations, and interpretations and applications of such laws and regulations, may be difficult, time consuming and costly. Those laws and regulations and their interpretation and application may also change from time to time and those changes could have a material adverse effect on our business, investments and results of operations. In addition, a failure to comply with applicable laws or regulations, as interpreted and applied, could have a material adverse effect on our business, including our ability to complete an initial business combination, our investments or our results of operations.

On March 30, 2022, the SEC issued proposed rules (the “SPAC Rule Proposals”) relating to, among other items, enhancing disclosures in business combination transactions involving SPACs and private operating companies; amending the financial statement requirements applicable to transactions involving shell companies; the use of projections by SPACs in SEC filings in connection with proposed business combination transactions; the potential liability of certain participants in proposed business combination transactions; and the extent to which SPACs could become subject to regulation under the Investment Company Act, as amended (the “Investment Company Act”), including a proposed rule that would provide a safe harbor for such companies from the definition of “investment company” under the Investment Company Act. On January 24, 2024, the SEC issued final rules (the “SPAC Rules”) that formally adopted certain of the SPAC Rule Proposals and provided guidance describing circumstances in which a SPAC could become subject to regulation under the Investment Company Act. Compliance with the SPAC Rules, if such rules are effective prior to the consummation of our initial business combination, and related guidance may materially adversely affect our ability to complete an initial business combination and may increase the costs and time related thereto. See “— The SEC recently issued final rules to regulate special purpose acquisition companies, or SPACs, that may increase the costs and time needed to complete an initial business combination” and “— If we are deemed to be an investment company for purposes of the Investment Company Act, we would be required to institute burdensome compliance requirements and our activities would be severely restricted and, as a result, we may abandon our efforts to consummate an initial business combination and liquidate.”

The SEC recently issued final rules to regulate special purpose acquisition companies, or SPACs, that may increase the costs and time needed to complete an initial business combination.

On January 24, 2024, the SEC issued the SPAC Rules, effective as of 125 days following the publication of the SPAC Rules in the Federal Register, that formally adopted certain of the SPAC Rule Proposals issued on March 30, 2022. The SPAC Rules, among other items, impose additional disclosure requirements in initial public offerings by SPACs and business combination transactions involving SPACs and private operating companies; amend the financial statement requirements applicable to business combination transactions involving such companies; update and expand guidance regarding the general use of projections in SEC filings, as well as when projections are disclosed in connection with proposed business combination transactions; and increase the potential liability of certain participants in proposed business combination transactions. In addition, the SEC’s adopting release for the SPAC Rules provided guidance describing circumstances in which a SPAC could become subject to regulation under the Investment Company Act, including the SPAC’s duration, asset composition and business purpose, and the activities of the SPAC and its management team in furtherance of such goals.

Compliance with the SPAC Rules, if such rules are effective prior to the consummation of our initial business combination, and related guidance may materially adversely affect our ability to complete an initial business combination and may increase the costs and time related thereto. In addition, the need for compliance with the SPAC Rules and related guidance may cause us to liquidate the funds in the trust account or liquidate as a company at an earlier time than we might otherwise choose. Were we to liquidate as a company, our shareholders would not be able to realize the benefits of owning shares in a successor operating business, including the potential appreciation in the value of our ordinary shares and warrants following such a transaction, and our warrants would expire worthless.

If we are deemed to be an investment company for purposes of the Investment Company Act, we would be required to institute burdensome compliance requirements and our activities would be severely restricted and, as a result, we may abandon our efforts to consummate an initial business combination and liquidate.

The SEC’s adopting release for the SPAC Rules provided guidance describing circumstances in which a SPAC could become subject to regulation under the Investment Company Act, including the SPAC’s duration, asset composition and business purpose, and the activities of the SPAC and its management team in furtherance of such goals. However, the SEC declined to adopt a proposed rule issued as part of the SPAC Rule Proposals that would have provided a safe harbor for certain SPACs from the definition of “investment company” under the Investment Company Act. Whether a SPAC is an investment company under the Investment Company Act is a question of facts and circumstances according to the adopting release for the SPAC Rules, which added, “Given the individualized nature of this analysis, and because, depending on the facts and circumstances, a SPAC could be an investment company at any stage of its operations such that a specific duration limitation may not be appropriate, we have decided not to adopt proposed Rule 3a-10.”

As the applicability of the Investment Company Act to a SPAC is a question of facts and circumstances, it is possible that a claim could be made that we have been operating as an unregistered investment company. If we are deemed to be an investment company under the Investment Company Act, our activities would be severely restricted. In addition, we would be subject to burdensome compliance requirements. If we are deemed to be an investment company and subject to compliance with and regulation under the Investment Company Act, we would be subject to additional regulatory burdens and expenses for which we have not allotted funds. As a result, unless we are able to modify our activities so that we would not be deemed an investment company, we would expect to abandon our efforts to complete an initial business combination and instead to liquidate. If we are required to liquidate, our shareholders would not be able to realize the benefits of owning shares in a successor operating business, including the potential appreciation in the value of our ordinary shares and warrants following such a transaction, and our warrants would expire worthless.

If we instruct the trustee to liquidate the securities held in the trust account and instead to hold the funds in the trust account in cash until the earlier of the consummation of an initial business combination or our liquidation, we may be able to mitigate the risk that we could be deemed to be an investment company for purposes of the Investment Company Act. Following the liquidation of securities in the trust account, we may receive minimal interest, if any, on the funds held in the trust account, which may reduce the dollar amount our public shareholders would receive upon any redemption or liquidation of the company.

The funds in the trust account have, since the IPO, been held only in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds investing solely in U.S. government treasury obligations and meeting certain conditions under Rule 2a-7 under the Investment Company Act. However, to mitigate the risk of our being deemed to be an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act) and thus subject to regulation under the Investment Company Act, we may, at any time, instruct the trustee with respect to the trust account to liquidate the U.S. government treasury obligations or money market funds held in the trust account and thereafter to hold all funds in the trust account in cash (or in an interest-bearing demand deposit account) at a national bank until the earlier of consummation of an initial business combination or liquidation of our company. Following such liquidation of the securities held in the trust account, we may receive minimal interest, if any, on the funds held in the trust account. However, interest previously earned on the funds held in the trust account still may be released to us to pay our taxes, if any, and certain other expenses as permitted. As a result, any decision to liquidate the securities held in the trust account and thereafter to hold all funds in the trust account in cash may reduce the dollar amount our public shareholders would receive upon any redemption or liquidation of our company.

The longer that the funds in the trust account are held in short-term U.S. government treasury obligations or in money market funds invested exclusively in such securities, rather than in cash, the greater the risk that we may be considered an unregistered investment company, in which case we may be required to liquidate our company. Accordingly, we may determine, in our discretion, to liquidate the securities held in the trust account at any time and instead hold all funds in the trust account in cash (or in an interest-bearing demand deposit account) at a national bank, which may further reduce the dollar amount our public shareholders would receive upon any redemption or liquidation of our company. As of the date of this proxy statement, we have not yet made any such determination to liquidate the securities held in the trust account.

Were we considered to be a “foreign person,” we might not be able to complete an initial business combination with a U.S. target company if such initial business combination is subject to U.S. foreign investment regulations and review by a U.S. government entity such as the Committee on Foreign Investment in the United States (“CFIUS”), or ultimately prohibited.

Certain federally licensed businesses in the United States, such as broadcasters and airlines, may be subject to rules or regulations that limit foreign ownership. In addition, CFIUS is an interagency committee authorized to review certain transactions involving foreign investment in the United States by foreign persons in order to determine the effect of such transactions on the national security of the United States. Were we considered to be a “foreign person” under such rules and regulations, any proposed business combination between us and a U.S. business engaged in a regulated industry or which may affect national security could be subject to such foreign ownership restrictions and/or CFIUS review. The scope of CFIUS was expanded by the Foreign Investment Risk Review Modernization Act of 2018 (“FIRRMA”) to include certain non-controlling investments in sensitive U.S. businesses and certain acquisitions of real estate even with no underlying U.S. business. FIRRMA, and subsequent implementing regulations that are now in force, also subject certain categories of investments to mandatory filings. If a potential initial business combination with a U.S. business falls within the scope of foreign ownership restrictions, we may be unable to consummate an initial business combination with such business. In addition, if a potential initial business combination falls within CFIUS’s jurisdiction, we may be required to make a mandatory filing or determine to submit a voluntary notice to CFIUS, or to proceed with the initial business combination without notifying CFIUS and risk CFIUS intervention, before or after closing the initial business combination.

If CFIUS has jurisdiction over our initial business combination, CFIUS may decide to block or delay such initial business combination, impose conditions to mitigate national security concerns with respect to such initial business combination or order us to divest all or a portion of a U.S. business of the combined company if we had proceeded without first obtaining CFIUS clearance. If we were considered to be a “foreign person,” the foreign ownership limitations, and the potential impact of CFIUS, may limit the attractiveness of a transaction with us or prevent us from pursuing certain initial business combination opportunities that we believe would otherwise be beneficial to us and our shareholders. As a result, in such circumstances, the pool of potential targets with which we could complete an initial business combination could be limited and we may be adversely affected in terms of competing with other SPACs that do not have similar foreign ownership issues.

Moreover, the process of government review, whether by CFIUS or otherwise, could be lengthy. Because we have only a limited time to complete its initial business combination, our failure to obtain any required approvals within the requisite time period may require us to liquidate. If we liquidate, our public shareholders may only receive $10.00 per share, and our warrants will expire worthless. This will also cause our securityholders to lose any potential investment opportunity in a target company, and the chance of realizing future gains on their investment through any price appreciation in the combined company.

BACKGROUND

We are a blank check company incorporated on February 10, 2021 as a Cayman Islands exempted company and formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses, which we refer to as an initial business combination.

On February 18, 2021, we issued an aggregate of 8,625,000 founder shares to our sponsor for an aggregate price of $25,000, or approximately $0.003 per share. On July 29, 2021, our sponsor surrendered 1,437,500 founder shares to us for no consideration, resulting in an aggregate of 7,187,500 founder shares outstanding. Our sponsor transferred to our independent directors and certain of our anchor investors an aggregate of 1,321,717 founder shares. On December 12, 2021, in connection with the expiration of the remaining portion of the IPO underwriters’ over-allotment option, our sponsor forfeited 593,085 founder shares to us for no consideration, and 6,594,415 founder shares remain outstanding.

On November 2, 2021, we consummated the IPO of 25,000,000 units, and on November 17, 2021, we consummated the sale of 1,377,660 additional units as a result of the underwriters’ partial exercise of their over-allotment option. Each unit consisted of one Class A ordinary share and one-half of one redeemable warrant, each whole warrant entitling the holder thereof to purchase one Class A ordinary share at an exercise price of $11.50 per share, subject to adjustment. The units were sold at an offering price of $10.00 per unit, generating total gross proceeds of $263,776,600.

Simultaneously with the consummation of the IPO, we consummated the private placement of 8,150,000 private placement warrants to our sponsor at a price of $1.00 per private placement warrant, generating total gross proceeds of $8,150,000. Simultaneously with the closing of the partial exercise of the over-allotment option, we consummated the private placement of 275,532 additional private placement warrants to our sponsor at a price of $1.00 per additional private placement warrant, generating total gross proceeds of $275,532 (collectively, the “private placements”). A total of $263,776,600 ($10.00 per unit) of the proceeds from the IPO, including the partial exercise of the over-allotment option, and simultaneous private placements of private placement warrants was placed in the trust account, with Continental Stock Transfer & Trust Company acting as trustee.

A total of eleven anchor investors purchased units in the IPO. In connection with such purchases, (i) three anchor investors, which we refer to as the original anchor investors, subscribed for interests in our sponsor representing an aggregate of 1,379,850 founder shares and certain of the private placement warrants held by our sponsor, which interests may be subject to forfeiture or repurchase in connection with the transfer or redemption of public shares acquired by the original anchor investors at the time of the IPO, and (ii) the remaining eight anchor investors purchased an aggregate of 1,171,717 founder shares from our sponsor, in each case at prices similar to those paid by our sponsor for the founder shares and private placement warrants, as applicable.

Our units began trading on November 2, 2021 on the Nasdaq Global Market under the symbol “PEGRU.” Commencing on December 20, 2021, the Class A ordinary shares and warrants comprising the units began separate trading on Nasdaq under the symbols “PEGR” and “PEGRW,” respectively. Those units not separated continue to trade on Nasdaq under the symbol “PEGRU.”

On August 1, 2023, we held the First Extension Meeting. At the First Extension Meeting, our shareholders approved, among other matters, the First Extension. On August 1, 2023, in connection with the implementation of the First Extension and pursuant to the Class B Conversion, our initial shareholders voluntarily elected to convert 6,594,414 founder shares from Class B ordinary shares to Class A ordinary shares on a one-for-one basis in accordance with the Articles, and we redeemed 15,498,302 public shares properly tendered for redemption in connection with the First Extension, at a redemption price of approximately $10.41 per share, for an aggregate redemption amount of approximately $161.3 million. Notwithstanding the Class B Conversion, the holders of founder shares will not be entitled to receive any funds held in the trust account with respect to any such converted shares. As of December 31, 2023, we had approximately $116.0 million in the trust account and 17,473,773 ordinary shares issued and outstanding, consisting of 17,473,772 Class A ordinary shares and one Class B ordinary share.

On October 2, 2023, we entered into the Business Combination Agreement with Holdco, Merger Sub, Seller and Heramba, which provides for the Proposed Business Combination. In connection with the Proposed Business Combination, we and Heramba, through Holdco, filed with the SEC the Registration Statement, which contains a preliminary proxy statement/prospectus that constitutes (i) a preliminary proxy statement relating to the Proposed Business Combination in connection with our solicitation of proxies for the vote by our shareholders regarding the Proposed Business Combination and related matters, as described in the Registration Statement, and (ii) a preliminary prospectus relating to, among other things, the offer of the securities to be issued by Holdco in connection with the Proposed Business Combination. On March 19, 2024, the Registration Statement was declared effective by the SEC, and we and Holdco filed the definitive proxy statement/prospectus related to the Proposed Business Combination with the SEC. On or about March 19, 2024, we commenced the mailing of the definitive proxy statement/prospectus and other relevant documents to our shareholders as of March 1, 2024, the record date established for voting on the Proposed Business Combination. On March 28, 2024, our shareholders approved the Proposed Business Combination and related matters at the Business Combination Meeting. While we currently anticipate closing the Proposed Business Combination as soon as practicable and prior to the Current Termination Date, there can be no assurance as to whether or when the Proposed Business Combination will be consummated.

The mailing address of our principal executive office is Project Energy Reimagined Acquisition Corp., 1280 El Camino Real, Suite 200, Menlo Park, California 94025, and our telephone number is (415) 205-7937.

You are not being asked to vote on the Proposed Business Combination or any other initial business combination pursuant to this proxy statement. The approval by our shareholders of the Proposed Business Combination occurred at the separate Business Combination Meeting held on March 28, 2024. If the Extension is implemented and you do not make the Election to redeem all of your public shares in connection with the Extension (other than any shares previously properly tendered for redemption in connection with the Proposed Business Combination and not subsequently reversed, unless you have instructed our transfer agent to redeem such shares in connection with the Extension), you will retain the right to (i) vote on an initial business combination when it is submitted to our public shareholders, provided the previously approved Proposed Business Combination is not consummated and you are a shareholder on the record date for a meeting to consider such other initial business combination, and (ii) redeem your public shares for a pro rata portion of the trust account in the event such other initial business combination is approved and completed, certain amendments to the Articles are approved or we have not consummated an initial business combination by the Extended Date (including if a Contributor fails to make a Contribution by an applicable Contribution Date).

THE EXTRAORDINARY GENERAL MEETING

Date, Time and Place.    The extraordinary general meeting will be held on April 29, 2024 at 12:00 p.m., Eastern Time, at the offices of Greenberg Traurig, LLP, located at 900 Stewart Avenue, Suite 505, Garden City, NY 11530, and via virtual meeting, or at such other time, on such other date and at such other place to which the extraordinary general meeting may be postponed or adjourned.

The extraordinary general meeting will be conducted via live webcast, but the physical location of the extraordinary general meeting will remain at the location specified above for the purposes of the Articles. You will be able to attend the extraordinary general meeting online, vote and submit your questions during the extraordinary general meeting by visiting https://www.cstproxy.com/pegyr/ext2024. Only shareholders who own our ordinary shares as of the close of business on the Record Date will be entitled to attend the extraordinary general meeting.

To pre-register for the extraordinary general meeting, please follow the below instructions as applicable to the nature of your ownership of ordinary shares. Pre-registration is recommended but not required to attend the extraordinary general meeting and is available starting at 12:00 p.m., Eastern Time, on April 22, 2024 (five business days prior to the extraordinary general meeting).

If your shares are registered in your name with our transfer agent and you wish to attend and participate in the virtual meeting, go to https://www.cstproxy.com/pegyr/ext2024, enter the control number you received on your proxy card and click on the “Click here” to pre-register for the online meeting link at the top of the page. Just prior to the start of the extraordinary general meeting you will need to log back into the above website using your control number. If you do not have your control number, contact Continental Stock Transfer & Trust Company, our transfer agent, by telephone at 917-262-2373 or by e-mail at proxy@continentalstock.com.

Beneficial shareholders who wish to attend and participate in the virtual meeting must (i) obtain a legal proxy by contacting their account representative at the bank, broker, or other nominee that holds their shares and (ii) e-mail a copy (a legible photograph is sufficient) of their legal proxy to our transfer agent at proxy@continentalstock.com. Beneficial shareholders who e-mail our transfer agent a valid legal proxy will be issued a meeting control number that will allow them to pre-register to attend and participate in the virtual meeting. A beneficial shareholder who wishes to attend the virtual meeting but not vote may be issued a guest control number upon providing proof of ownership to our transfer agent. After contacting our transfer agent, a beneficial holder will receive an e-mail prior to the extraordinary general meeting with a link and instructions for entering the virtual meeting. Beneficial shareholders should contact our transfer agent at least five business days prior to the extraordinary general meeting date.

You may also attend the extraordinary general meeting telephonically by dialing 1-800-450-7155 (toll-free within the United States and Canada) or +1 857-999-9155 (outside of the United States and Canada, standard rates apply). The passcode for telephone access is 6542606#, but please note that you will not be able to vote or ask questions if you choose to attend the extraordinary general meeting telephonically.

Quorum.    A quorum of shareholders is necessary to hold a valid meeting. Holders of a majority in voting power of our issued and outstanding ordinary shares entitled to vote at the extraordinary general meeting, present in person (including by virtual attendance) or by proxy, constitute a quorum. Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person or online at the extraordinary general meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum within half an hour from the time appointed for the extraordinary general meeting, the extraordinary general meeting will stand adjourned to the same day in the next week at the same time and/or place or to such other day, time and/or place as the Board may determine. If at the adjourned meeting a quorum is not present within half an hour from the time appointed for the extraordinary general meeting to commence, the shareholders present shall be a quorum. As of the Record Date for the extraordinary general meeting, 8,736,887 ordinary shares would be required to achieve a quorum.

Voting Power; Record Date.    You will be entitled to vote or direct votes to be cast at the extraordinary general meeting if you owned our ordinary shares at the close of business on March 1, 2024, the Record Date for the extraordinary general meeting. You will have one vote per proposal for each share you owned at that time. Our warrants do not carry voting rights.

Votes Required.    Approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds (2/3) majority of the ordinary shares entitled to vote thereon and voted in person (including by virtual attendance) or by proxy at the extraordinary general meeting, and approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of at least a majority of the ordinary shares entitled to vote thereon and voted in person (including by virtual attendance) or by proxy at the extraordinary general meeting.

Failure to vote in person (including by virtual attendance) or by proxy at the extraordinary general meeting, if a valid quorum is otherwise established, will have no effect on the outcome of the vote on any of the proposals set forth in this proxy statement. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast and will have no effect on the outcome of the vote on any of the proposals set forth in this proxy statement.

At the close of business on the Record Date, there were 17,473,773 ordinary shares issued and outstanding, consisting of 17,473,772 Class A ordinary shares and one Class B ordinary share, each of which entitles its holder to cast one vote per proposal.

If you do not want the Extension Amendment Proposal to be approved, you must vote against, abstain or not vote on such proposal. If you want to obtain your pro rata portion of the trust account in the event the Extension Amendment Proposal is approved and the Extension is implemented, which is anticipated to be paid soon after the extraordinary general meeting, you must make the Election to redeem your public shares. Public shareholders may make the Election to redeem all or a portion of their public shares regardless of whether they vote for or against the Extension Amendment Proposal, abstain, do not vote or do not instruct their broker or bank how to vote.

Proxies; Board Solicitation.    Your proxy is being solicited by the Board on the proposals being presented to shareholders at the extraordinary general meeting to approve the Extension Amendment Proposal and, if presented, the Adjournment Proposal. No recommendation is being made as to whether you should make the Election to redeem your shares. Proxies may be solicited in person or by telephone. If you grant a proxy, you may still revoke your proxy and vote your shares in person (including by virtual attendance) at the extraordinary general meeting.

We have retained Morrow Sodali LLC to aid in the solicitation of proxies. Morrow Sodali LLC will receive a fee of approximately $15,000, as well as reimbursement for certain costs and out-of-pocket expenses incurred by them in connection with their services, all of which will be paid by us. In addition, our officers and directors may solicit proxies by mail, telephone, facsimile, and personal interview, for which no additional compensation will be paid, though they may be reimbursed for their out-of-pocket expenses. We will bear the cost of preparing, assembling and mailing the enclosed form of proxy, this proxy statement and other material that may be sent to shareholders in connection with this solicitation. We may reimburse brokerage firms and other nominee holders for their reasonable expenses in sending proxies and proxy material to the beneficial owners of our shares.

PROPOSAL NO. 1 — THE EXTENSION AMENDMENT PROPOSAL

We are proposing to amend the Articles, by way of special resolution, in the form set forth as Annex A to this proxy statement, to extend the date by which we must consummate an initial business combination from the Current Termination Date to the Extended Date, for a total extension of up to three months after the Current Termination Date. All shareholders are encouraged to read Annex A to this proxy statement in its entirety for a more complete description of its terms. The Extension Amendment Proposal is essential to the overall implementation of the Board’s plan to complete an initial business combination.

If the Extension Amendment Proposal is approved and the Extension is implemented, our sponsor or its designees will deposit into the trust account as a loan, on each of the Current Termination Date and the 2nd day of each subsequent calendar month until (but excluding) the Extended Date, the lesser of (x) $75,000 or (y) $0.015 per public share multiplied by the number of public shares outstanding on the applicable Contribution Date. We have not asked our sponsor to reserve for, nor have we independently verified whether our sponsor will have sufficient funds to satisfy, any such Contributions. If a Contributor fails to make a Contribution by an applicable Contribution Date, we will liquidate and dissolve as soon as practicable after such date and in accordance with the Articles. The Contributions will be evidenced by a non-interest bearing, unsecured promissory note and will be repayable by us upon consummation of our initial business combination. If we do not consummate our initial business combination by the Extended Date, any such promissory notes will be repaid only from funds held outside of the trust account or will be forfeited, eliminated or otherwise forgiven. Any Contribution is conditioned on the approval of the Extension Amendment Proposal and the implementation of the Extension. No Contribution will occur if such proposal is not approved and the Extension is not implemented. If we have consummated our initial business combination or announced our intention to wind up prior to any Contribution Date, any obligation to make Contributions will terminate.

If the Extension Amendment Proposal is not approved and we do not consummate an initial business combination by the Current Termination Date, or if the Extension Amendment Proposal is approved and the Extension is implemented but we do not consummate an initial business combination by the Extended Date (including if a Contributor fails to make a Contribution by an applicable Contribution Date), in accordance with the Articles we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and the Board, liquidate and dissolve, in the case of clauses (ii) and (iii) to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we do not complete an initial business combination by the Current Termination Date or, if the Extension Amendment Proposal is approved and the Extension is implemented, the Extended Date.

Reasons for the Proposal

The Articles provide that we have until the Current Termination Date to complete an initial business combination. The purpose of the Extension Amendment Proposal is to allow us more time to complete an initial business combination, if needed. On October 2, 2023, we entered into the Business Combination Agreement with Holdco, Merger Sub, Seller and Heramba, which provides for the Proposed Business Combination. The Registration Statement related to the Proposed Business Combination was declared effective by the SEC on March 19, 2024, and we commenced the mailing of the definitive proxy statement/prospectus and other relevant documents to our shareholders on or about that date. On March 28, 2024, our shareholders approved the Proposed Business Combination and related matters at the Business Combination Meeting. While we currently anticipate closing the Proposed Business Combination prior to the Current Termination Date, the Board understands that unforeseen events could arise that would delay the consummation of the Proposed Business Combination. Therefore, out of an abundance of caution, the Board has determined that it is advisable to amend the Articles to extend the date that we have to consummate an initial business combination to the Extended Date. In the event that we consummate the Proposed Business Combination prior to the extraordinary general meeting or believe that we will be able to consummate the Proposed Business Combination prior to the Current Termination Date, or the Board otherwise determines not to proceed with the Extension prior to the extraordinary general meeting, we will not hold the extraordinary general meeting.

A special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds (2/3) majority of the ordinary shares entitled to vote thereon and voted in person (including by virtual attendance) or by proxy at the extraordinary general meeting, is required to effect an amendment to the Articles that would extend our corporate existence beyond the Current Termination Date. Additionally, the Articles require that all public shareholders have an opportunity to redeem their public shares in the case that our corporate existence is extended. We believe that this provision was included to protect our shareholders from having to sustain their investments for an unreasonably long period if we do not consummate a suitable initial business combination in the timeframe contemplated by the Articles. Given our expenditure of time, effort and money on finding a potential initial business combination, we believe circumstances warrant providing those who would like to consider whether the Proposed Business Combination is an attractive investment with an opportunity to consider such transaction, inasmuch as we are also affording public shareholders who wish to redeem all or a portion of their public shares the opportunity to do so, as required under the Articles. Accordingly, we believe the Extension is consistent with the Articles.

If the Extension Amendment Proposal Is Not Approved

If the Extension Amendment Proposal is not approved and we do not consummate an initial business combination by the Current Termination Date, in accordance with the Articles we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and the Board, liquidate and dissolve, in the case of clauses (ii) and (iii) to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we do not complete an initial business combination by the Current Termination Date.

Our initial shareholders, officers and directors have agreed to waive their redemption rights with respect to the founder shares, and, with respect to our sponsor, officers and directors, any public shares they may hold, in connection with the consummation of an initial business combination or the approval of certain amendments to the Articles, including with respect to the Extension Amendment Proposal, and to waive their rights to liquidating distributions from the trust account with respect to the founder shares if we do not complete an initial business combination by the Current Termination Date. As a consequence of such waivers, any liquidating distribution that is made will be only with respect to the public shares and the founder shares will be excluded from the pro rata calculation used to determine the per-share redemption price; however, such persons would be entitled to liquidating distributions from the trust account with respect to any public shares they hold. We will pay the costs of liquidation from up to $100,000 of interest from the trust account and our remaining assets held outside of the trust account.

If the Extension Amendment Proposal is not approved, we will not effect the Extension, and in the event we do not complete the Proposed Business Combination on or before the Current Termination Date, the trust account will be liquidated and distributed to our public shareholders on a pro rata basis as described above.

If the Extension Amendment Proposal Is Approved

If the Extension Amendment Proposal is approved, we will procure that all filings required to be made with the Registrar of Companies of the Cayman Islands in connection with the Extension Amendment Proposal are made. We will remain a reporting company under the Exchange Act, and our units, Class A ordinary shares and warrants will remain publicly traded. We will then continue to attempt to complete the Proposed Business Combination (or another initial business combination) by the Extended Date. However, if a Contributor fails to make a Contribution by an applicable Contribution Date, we will liquidate and dissolve as soon as practicable after such date and in accordance with the Articles.

If the Extension Amendment Proposal is approved and the Extension is implemented but we do not consummate an initial business combination by the Extended Date (including if a Contributor fails to make a Contribution by an applicable Contribution Date), we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and the Board, liquidate and dissolve, in the case of clauses (ii) and (iii) to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we do not complete an initial business combination by the Current Termination Date or, if the Extension Amendment Proposal is approved and the Extension is implemented, the Extended Date.

Our initial shareholders, officers and directors have agreed to waive their redemption rights with respect to the founder shares, and, with respect to our sponsor, officers and directors, any public shares they may hold, in connection with the consummation of an initial business combination or the approval of certain amendments to the Articles, including with respect to the Extension Amendment Proposal, and to waive their rights to liquidating distributions from the trust account with respect to the founder shares if we do not complete an initial business combination by the Current Termination Date. As a consequence of such waivers, any liquidating distribution that is made will be only with respect to the public shares and the founder shares will be excluded from the pro rata calculation used to determine the per-share redemption price; however, such persons would be entitled to liquidating distributions from the trust account with respect to any public shares they hold. We will pay the costs of liquidation from up to $100,000 of interest from the trust account and our remaining assets held outside of the trust account.

You are not being asked to vote on the Proposed Business Combination or any other initial business combination pursuant to this proxy statement. The approval by our shareholders of the Proposed Business Combination occurred at the separate Business Combination Meeting held on March 28, 2024. If the Extension is implemented and you do not make the Election to redeem all of your public shares in connection with the Extension (other than any shares previously properly tendered for redemption in connection with the Proposed Business Combination and not subsequently reversed, unless you have instructed our transfer agent to redeem such shares in connection with the Extension), you will retain the right to (i) vote on an initial business combination when it is submitted to our public shareholders, provided the previously approved Proposed Business Combination is not consummated and you are a shareholder on the record date for a meeting to consider such other initial business combination, and (ii) redeem your public shares for a pro rata portion of the trust account in the event such other initial business combination is approved and completed, certain amendments to the Articles are approved or we have not consummated an initial business combination by the Extended Date (including if a Contributor fails to make a Contribution by an applicable Contribution Date).

If the Extension Amendment Proposal is approved and the Extension is implemented, the removal of the Withdrawal Amount from the trust account in connection with the Election will reduce our net asset value and the amount held in the trust account following the redemption, and the amount remaining in the trust account may be significantly reduced from the approximately $116.0 million that was in the trust account as of December 31, 2023 (not taking into account any subsequent withdrawal for our taxes payable, if any, or further accrual of interest earned on the funds held in the trust account). In such event, we may need to obtain additional funds to complete the Proposed Business Combination (or another initial business combination) and there can be no assurance that such funds will be available on terms acceptable to us or at all. Additionally, the percentage interest of our ordinary shares held by our initial shareholders, directors, officers and their affiliates through their beneficial ownership of the founder shares would increase. If the Extension is implemented, no interest earned on the funds held in the trust account will be used to pay for any excise tax due under the IR Act in connection with the Extension.

Redemption Rights

If the Extension Amendment Proposal is approved and the Extension is implemented, we will provide our public shareholders making the Election the opportunity to receive, soon after the extraordinary general meeting, and in exchange for the surrender of their shares, a pro rata portion of the funds available in the trust account, including interest earned on the funds held in the trust account and not previously released to us (less taxes payable). If the Extension is implemented and you do not make the Election to redeem all of your public shares in connection with the Extension (other than any shares previously properly tendered for redemption in connection with the Proposed Business Combination and not subsequently reversed, unless you have instructed our transfer agent to redeem such shares in connection with the Extension), you will retain the right to (i) vote on an initial business combination when it is submitted to our public shareholders, provided the previously approved Proposed Business Combination is not consummated and you are a shareholder on the record date for a meeting to consider such other initial business combination, and (ii) redeem your public shares for a pro rata portion of the trust account in the event such other initial business combination is approved and completed, certain amendments to the Articles are approved or we have not consummated an initial business combination by the Extended Date (including if a Contributor fails to make a Contribution by an applicable Contribution Date).

If you submitted public shares for redemption in connection with the Business Combination Meeting and you want to ensure such public shares are redeemed in the event either the Proposed Business Combination is consummated or the Extension is implemented, you must (or must direct your bank, broker or other nominee to) instruct our transfer agent to redeem such public shares in connection with the Extension no later than the redemption deadline for the extraordinary general meeting. However, there is no assurance that we will hold the extraordinary general meeting and implement the Extension. If we do not hold the extraordinary general meeting and implement the Extension, any public shares originally submitted for redemption in connection with the Business Combination Meeting and also instructed to be redeemed in connection with the extraordinary general meeting will be automatically subject to redemption in connection with the consummation of the Proposed Business Combination, unless you withdraw such redemption request. However, if you only elect to redeem your public shares in connection with the extraordinary general meeting (and you did not previously submit such shares for redemption in connection with the Business Combination Meeting), your public shares will not be redeemed if we do not hold the extraordinary general meeting and implement the Extension.

If the conditions to the Proposed Business Combination are satisfied or will be satisfied or waived on or before the Current Termination Date, then we intend to complete the Proposed Business Combination on or before the Current Termination Date. If we complete the Proposed Business Combination on or before the Current Termination Date, we expect to cancel the extraordinary general meeting and not implement the Extension. If we do not hold the extraordinary general meeting and implement the Extension, we will not redeem any public shares submitted for redemption solely in connection with the extraordinary general meeting (but will redeem all public shares previously submitted for redemption in connection with the Business Combination Meeting, and not subsequently reversed, upon consummation of the Proposed Business Combination). We intend to hold the extraordinary general meeting and implement the Extension only if we have determined as of the time of the extraordinary general meeting that we may not be able to complete the Proposed Business Combination on or before the Current Termination Date.

TO DEMAND REDEMPTION with respect to all or a portion of your public shares in connection with the Extension, PRIOR TO 5:00 P.M., EASTERN TIME, ON APRIL 25, 2024 (TWO BUSINESS DAYS BEFORE THE EXTRAORDINARY GENERAL MEETING), YOU MUST ELECT EITHER TO PHYSICALLY TENDER YOUR SHARE CERTIFICATE(S) REPRESENTING SUCH SHARES TO OUR TRANSFER AGENT OR DELIVER SUCH SHARES TO OUR TRANSFER AGENT ELECTRONICALLY USING The Depository Trust Company’s DWAC (DEPOSIT/WITHDRAWAL AT CUSTODIAN) SYSTEM, AS DESCRIBED HEREIN. YOU SHOULD ENSURE THAT YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED ELSEWHERE HEREIN.

Holders of units must elect to separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying public shares and public warrants, or if a holder holds units registered in its, his or her own name, the holder must contact our transfer agent directly and instruct it to do so. Public shareholders may make the Election to redeem all or a portion of their public shares even if they vote for or against the Extension Amendment Proposal, abstain, do not vote or do not instruct their broker or bank how to vote.

To demand redemption with respect to all or a portion of your public shares in connection with the Extension, prior to 5:00 p.m., Eastern Time, on April 25, 2024 (two business days before the extraordinary general meeting), you must elect either to physically tender your share certificate(s) representing such shares to Continental Stock Transfer & Trust Company, our transfer agent, at Continental Stock Transfer & Trust Company, One State Street, 30th Floor, New York, New York 10004-1561, Attn: SPAC Redemption Team, Email: spacredemptions@continentalstock.com, or deliver such shares to our transfer agent electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system, which election would likely be determined based on the manner in which you hold your shares. The requirement for physical or electronic delivery at least two business days prior to the vote at the extraordinary general meeting ensures that a redeeming holder’s Election is completed once the Extension Amendment Proposal is approved and the Extension is implemented. Accordingly, shareholders making the Election will not be able to tender their shares after the date that is two business days prior to the vote at the extraordinary general meeting.

Through the DWAC system, this electronic delivery process can be accomplished by the shareholder, whether or not it is a record holder or its shares are held in “street name,” by contacting our transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical share certificate, a shareholder’s broker and/or clearing broker, The Depository Trust Company, and our transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. Our transfer agent will typically charge the tendering broker $100 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is our understanding that shareholders should generally allot at least two weeks to obtain physical certificates from our transfer agent. We do not have any control over this process or over the brokers or The Depository Trust Company, and it may take longer than two weeks to obtain a physical share certificate. Such shareholders will have less time to make their investment decision than those shareholders that deliver their shares through the DWAC system. Shareholders who request physical share certificates and wish to make the Election to redeem all or a portion of their public shares may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Certificates that have not been tendered in accordance with these procedures at least two business days prior to the extraordinary general meeting will not be redeemed for a pro rata portion of the funds held in the trust account. In the event that a public shareholder tenders its shares and decides prior to the implementation of the Extension that it does not want to redeem its shares, the shareholder may withdraw the tender until the deadline for exercising redemption requests and, thereafter, with our consent. If you delivered your shares for redemption to our transfer agent and decide within the required timeframe not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public shareholder tenders shares for redemption and the Extension Amendment Proposal is not approved or is otherwise abandoned, these shares will not be redeemed and will be returned (physically or electronically) to the shareholder promptly following the determination that the Extension Amendment Proposal will not be approved or will be otherwise abandoned. We anticipate that a public shareholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment Proposal, if the Extension Amendment Proposal is approved and the Extension is implemented, would receive payment of the redemption price for such shares soon after the extraordinary general meeting. Our transfer agent will hold the certificates of public shareholders that make the Election until such shares are redeemed for cash or returned to such shareholders.

If properly demanded, we will redeem each public share for a pro rata portion of the funds available in the trust account, including interest earned on the funds held in the trust account and not previously released to us (less taxes payable), calculated as of two business days prior to the extraordinary general meeting. As of December 31, 2023, this would amount to approximately $10.66 per share, based on the approximate amount of $116.0 million held in the trust account on such date (not taking into account any subsequent withdrawal for our taxes payable, if any, or further accrual of interest earned on the funds held in the trust account). The closing price of our Class A ordinary shares on the Nasdaq Global Market on April 16, 2024 was $9.70. Accordingly, if the market price were to remain the same until the date of the extraordinary general meeting, exercising redemption rights would result in a public shareholder receiving approximately $0.96 more for each share than if such shareholder sold its public shares in the open market. We cannot assure public shareholders that they will be able to sell their public shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our securities when such shareholders wish to sell their shares.

If you exercise your redemption rights with respect to all or a portion of your public shares, you will be exchanging all or such portion of your public shares for cash and will no longer own such shares once redeemed. You will be entitled to receive cash for such shares only if you properly demand redemption and physically tender your share certificate(s) representing such shares or electronically deliver such shares through the DWAC system to our transfer agent at least two business days prior to the extraordinary general meeting in accordance with the procedures described herein. If the Extension Amendment Proposal is not approved or if such proposal is otherwise abandoned, such shares will be returned promptly following the extraordinary general meeting as described above.

Possible Claims Against and Impairment of the Trust Account

To protect amounts held in the trust account, our sponsor has agreed that it will be liable to us if and to the extent any claims by a third party for services rendered or products sold to us, or a prospective target business with which we have entered into a written letter of intent, confidentiality or other similar agreement or business combination agreement, reduce the amount of funds in the trust account to below the lesser of (i) $10.00 per public share and (ii) the actual amount per public share held in the trust account as of the date of the liquidation of the trust account, if less than $10.00 per public share due to reductions in the value of the trust assets, less taxes payable, provided that such liability will not apply to any claims by a third party or prospective target business who executed a waiver of any and all rights to the monies held in the trust account (whether or not such waiver is enforceable) nor will it apply to any claims under our indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act. However, we have not asked our sponsor to reserve for such indemnification obligations, nor have we independently verified whether our sponsor has sufficient funds to satisfy its indemnity obligations and we believe that our sponsor’s only assets are our securities. Therefore, we cannot assure you that our sponsor would be able to satisfy those obligations. As a result, if any such claims were successfully made against the trust account, the funds available for an initial business combination and redemptions could be reduced to less than $10.00 per public share. In such event, we may not be able to complete an initial business combination, and you would receive such lesser amount per share in connection with any redemption of your public shares. The per-share liquidation price for the public shares is anticipated to be approximately $10.66 based on the approximate amount of $116.0 million held in the trust account as of December 31, 2023 (not taking into account any subsequent withdrawal for our taxes payable, if any, or further accrual of interest earned on the funds held in the trust account). Nevertheless, we cannot assure you that the per share distribution from the trust account, if we liquidate, will not be less than $10.00, plus interest, due to unforeseen claims of potential creditors.

In the event that the proceeds in the trust account are reduced below the lesser of (i) $10.00 per public share and (ii) the actual amount per public share held in the trust account as of the date of the liquidation of the trust account if less than $10.00 per share due to reductions in the value of the trust assets, in each case less taxes payable, and our sponsor asserts that it is unable to satisfy its indemnification obligations or that it has no indemnification obligations related to a particular claim, our independent directors would determine whether to take legal action against our sponsor to enforce its indemnification obligations. While we currently expect that our independent directors would take legal action on our behalf against our sponsor to enforce its indemnification obligations to us, it is possible that our independent directors in exercising their business judgment may choose not to do so in any particular instance. If our independent directors choose not to enforce these indemnification obligations, the amount of funds in the trust account available for distribution to our public shareholders may be reduced below $10.00 per share.

Required Vote

Approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds (2/3) majority of the ordinary shares entitled to vote thereon and voted in person (including by virtual attendance) or by proxy at the extraordinary general meeting. Failure to vote in person (including by virtual attendance) or by proxy at the extraordinary general meeting, if a valid quorum is otherwise established, will have no effect on the outcome of the vote on the Extension Amendment Proposal. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast for the Extension Amendment Proposal and will have no effect on the outcome of the vote on the Extension Amendment Proposal.

If the Extension Amendment Proposal is not approved and we do not consummate an initial business combination by the Current Termination Date, in accordance with the Articles we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and the Board, liquidate and dissolve, in the case of clauses

(ii) and (iii) to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we do not complete an initial business combination by the Current Termination Date.

Our sponsor, officers and directors are expected to vote any ordinary shares over which they have voting control in favor of the Extension Amendment Proposal. On the Record Date, our initial shareholders, officers, directors and their affiliates collectively beneficially owned an aggregate of 6,594,415 founder shares, collectively representing approximately 37.7% of our issued and outstanding ordinary shares on the Record Date, of which 1,171,717 founder shares, or approximately 6.7% of our issued and outstanding ordinary shares on the Record Date, are held directly by certain of our anchor investors. Such anchor investors will have the discretion to vote any ordinary shares over which they have voting control (including any public shares owned by them) in any manner they choose with respect to the Extension Amendment Proposal, although their ownership of founder shares may make it more likely that they will vote in favor of the Extension Amendment Proposal.

Subject to applicable securities laws (including with respect to material nonpublic information), our initial shareholders, officers, directors, advisors or their affiliates may (i) purchase public shares from institutional and other investors (including those who vote, or indicate an intention to vote, against any of the proposals presented at the extraordinary general meeting, or elect to redeem, or indicate an intention to redeem, public shares), (ii) enter into transactions with such investors and others to provide them with incentives to not redeem their public shares, or (iii) execute agreements to purchase such public shares from such investors or enter into non-redemption agreements in the future. In the event that our initial shareholders, officers, directors, advisors or their affiliates purchase public shares in situations in which the tender offer rules restrictions on purchases would apply, they (a) would purchase the public shares at a price no higher than the price offered through our redemption process; (b) would represent in writing that such public shares will not be voted in favor of approving the Extension; and (c) would waive in writing any redemption rights with respect to the public shares so purchased.

Furthermore, our sponsor may enter into arrangements with a limited number of public shareholders pursuant to which such shareholders would agree not to redeem their public shares in connection with the Extension. Our sponsor may provide such shareholders either founder shares, membership interests in our sponsor or other consideration pursuant to such arrangements.

To the extent any such purchases by our initial shareholders, officers, directors, advisors or their affiliates are made in situations in which the tender offer rules restrictions on purchases apply, we will disclose in a Current Report on Form 8-K prior to the extraordinary general meeting the following: (i) the number of public shares purchased outside of the redemption offer, along with the purchase price(s) for such public shares; (ii) the purpose of any such purchases; (iii) the impact, if any, of the purchases on the likelihood that the Extension Amendment Proposal will be approved; (iv) the identities of the securityholders who sold to our initial shareholders, officers, directors, advisors or their affiliates (if not purchased on the open market) or the nature of the securityholders (e.g., five percent security holders) who sold such public shares; and (v) the number of public shares for which we have received redemption requests pursuant to the redemption offer.

The purpose of such share purchases and other transactions would be to increase the likelihood of otherwise limiting the number of public shares electing to redeem.

If such transactions are effected, the consequence could be to cause the Extension to be effectuated in circumstances where such effectuation could not otherwise occur. Consistent with SEC guidance, purchases of shares by the persons described above would not be permitted to be voted for the Extension Amendment Proposal at the extraordinary general meeting and could decrease the chances that the Extension Amendment Proposal will be approved. In addition, if such purchases are made, the public “float” of our securities and the number of beneficial holders of our securities may be reduced, possibly making it difficult to maintain or obtain the quotation, listing or trading of our securities on a national securities exchange.

We hereby represent that any of our securities purchased by our initial shareholders, officers, directors, advisors or their affiliates in situations in which the tender offer rules restrictions on purchases would apply would not be voted in favor of approving the Extension Amendment Proposal.

Resolution

Please see Annex A for the full text of the resolution to be voted upon in respect of the Extension Amendment Proposal.

Interests of Our Initial Shareholders, Directors and Officers

When you consider the recommendation of the Board, you should keep in mind that our initial shareholders, directors and officers have interests that may be different from, or in addition to, your interests as a shareholder. These interests include, among other things:

•        If the Extension Amendment Proposal is not approved and we do not consummate an initial business combination by the Current Termination Date, in accordance with the Articles, the aggregate 6,594,415 founder shares beneficially owned by our initial shareholders, officers, directors and their affiliates, which were initially acquired prior to the IPO for an aggregate purchase price of approximately $25,000, will be worthless (as the holders have waived liquidation rights with respect to such shares), as will be the aggregate 8,425,532 private placement warrants that were acquired in connection with the IPO by our sponsor for an aggregate purchase price of $8,425,532. Such founder shares and private placement warrants had an aggregate market value of approximately $64,724,966 based on the closing price of our Class A ordinary shares and warrants of $9.70 and $0.0901, respectively, on the Nasdaq Global Market on April 16, 2024;

•        Even if the trading price of our Class A ordinary shares was as low as $1.28 per share, the aggregate market value of the founder shares alone (without taking into account the value of the private placement warrants) would be approximately equal to the initial investment in us by our initial shareholders. As a result, if an initial business combination is completed, our initial shareholders are likely to be able to make a substantial profit on their investment in us even at a time when the Class A ordinary shares have lost significant value. On the other hand, if the Extension Amendment Proposal is not approved and we do not consummate an initial business combination by the Current Termination Date, our initial shareholders will lose their entire investment in us (other than with respect to public shares they have acquired or may acquire);

•        A total of eleven anchor investors purchased units in the IPO. In connection with such purchases, (i) three anchor investors, which we refer to as the original anchor investors, subscribed for interests in our sponsor representing an aggregate of 1,379,850 founder shares and certain of the private placement warrants held by our sponsor, which interests may be subject to forfeiture or repurchase in connection with the transfer or redemption of public shares acquired by the original anchor investors at the time of the IPO, and (ii) the remaining eight anchor investors purchased an aggregate of 1,171,717 founder shares from our sponsor, in each case at prices similar to those paid by our sponsor for the founder shares and private placement warrants, as applicable. Under certain circumstances described in the final prospectus for the IPO, our sponsor may issue to the original anchor investors additional interests in our sponsor representing additional founder shares. As a result, if an initial business combination is completed, our anchor investors may make a substantial profit on their investment in us, even at a time when the Class A ordinary shares have lost significant value. Our anchor investors may therefore have different interests with respect to a vote on the Extension Amendment Proposal than other public shareholders and an incentive to vote any founder shares or public shares they own in favor of such proposal. However, we are not aware of any arrangements or understandings among our anchor investors with regard to voting, including voting with respect to the Extension Amendment Proposal;

•        In connection with the IPO, our sponsor agreed that it will be liable under certain circumstances to ensure that the proceeds in the trust account are not reduced by any claims by a third party for services rendered or products sold to us, or a prospective target business with which we have entered into a written letter of intent, confidentiality or other similar agreement or business combination agreement;

•        All rights specified in the Articles relating to the right of officers and directors to be indemnified by us, and of our officers and directors to be exculpated from monetary liability with respect to prior acts or omissions, will continue after an initial business combination. If an initial business combination is not approved and we liquidate, we will not be able to perform our obligations to our officers and directors under those provisions;

•        None of our officers or directors has received any cash compensation for services rendered to us. All of the current members of the Board are expected to continue to serve as directors at least through the date of the extraordinary general meeting and may continue to serve following an initial business combination and receive compensation thereafter;

•        Our sponsor, officers and directors, or any of their respective affiliates, are entitled to reimbursement for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. If the Extension Amendment Proposal is not approved and we do not consummate an initial business combination by the Current Termination Date, they will not have any claim against the trust account for reimbursement. Accordingly, we may not be able to reimburse these expenses if an initial business combination is not completed;

•        On October 25, 2023, we issued an unsecured promissory note to our sponsor, whereby our sponsor has agreed to loan us up to $500,000 for working capital needs. Additionally, on January 26, 2024, we issued an unsecured promissory note to Srinath Narayanan (our President and Chief Executive Officer), whereby Mr. Narayanan has agreed to us loan up to $375,000 for working capital needs. Each loan accrues no interest on the unpaid principal balance and is due on the earlier of (i) the date on which we consummate an initial business combination and (ii) the date that our winding up is effective. As of the date of this proxy statement, we had an aggregate outstanding balance of $850,000 under such notes. Our sponsor and Mr. Narayanan will not have any claim against the trust account with respect to such loans and, accordingly, we may not be able to repay such loans if we do not complete an initial business combination; and

•        We have an agreement to pay EWI Capital SPAC I LLC, which is an affiliate of Mr. Narayanan and a member of our sponsor (“EWI Capital”), a monthly fee of $30,000 for office space and administrative support until the earlier of the completion of our initial business combination or our liquidation. Accordingly, EWI Capital may receive payments for up to an additional three months if the Extension Amendment Proposal is approved and the Extension is implemented.

The Board’s Reasons for the Extension Amendment Proposal and Its Recommendation

As discussed below, after careful consideration of all relevant factors, the Board has determined that the Extension Amendment Proposal is advisable and unanimously recommends that you vote “FOR” such proposal. The Board expresses no opinion as to whether you should make the Election to redeem your public shares.

We are a blank check company incorporated on February 10, 2021 as a Cayman Islands exempted company and formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses, which we refer to as an initial business combination. On November 2, 2021, we consummated the IPO of 25,000,000 units, and on November 17, 2021, we consummated the sale of 1,377,660 additional units as a result of the underwriters’ partial exercise of their over-allotment option. A total of $263,776,600 of the proceeds from the IPO, including the partial exercise of the over-allotment option, and simultaneous private placements of private placement warrants was placed in the trust account. On August 1, 2023, we held the First Extension Meeting. At the First Extension Meeting, our shareholders approved, among other matters, the First Extension. On August 1, 2023, in connection with the implementation of the First Extension, our initial shareholders voluntarily elected to convert 6,594,414 founder shares from Class B ordinary shares to Class A ordinary shares on a one-for-one basis in accordance with the Articles (collectively, the “Class B Conversion”), and we redeemed 15,498,302 public shares properly tendered for redemption in connection with the First Extension, at a redemption price of approximately $10.41 per share, for an aggregate redemption amount of approximately $161.3 million. Notwithstanding the Class B Conversion, the holders of founder shares will not be entitled to receive any funds held in the trust account with respect to any such converted shares. As of December 31, 2023, we had approximately $116.0 million in the trust account and 17,473,773 ordinary shares issued and outstanding, consisting of 17,473,772 Class A ordinary shares and one Class B ordinary share.

On October 2, 2023, we entered into the Business Combination Agreement with Holdco, Merger Sub, Seller and Heramba, which provides for the Proposed Business Combination. In connection with the Proposed Business Combination, we and Heramba, through Holdco, filed with the SEC the Registration Statement, which contains a preliminary proxy statement/prospectus that constitutes (i) a preliminary proxy statement relating to the Proposed

Business Combination in connection with our solicitation of proxies for the vote by our shareholders regarding the Proposed Business Combination and related matters, as described in the Registration Statement, and (ii) a preliminary prospectus relating to, among other things, the offer of the securities to be issued by Holdco in connection with the Proposed Business Combination. On March 19, 2024, the Registration Statement was declared effective by the SEC, and we and Holdco filed the definitive proxy statement/prospectus related to the Proposed Business Combination with the SEC. On or about March 19, 2024, we commenced the mailing of the definitive proxy statement/prospectus and other relevant documents to our shareholders as of March 1, 2024, the record date established for voting on the Proposed Business Combination. On March 28, 2024, our shareholders approved the Proposed Business Combination and related matters at the Business Combination Meeting. While we currently anticipate closing the Proposed Business Combination prior to the Current Termination Date, the Board understands that unforeseen events could arise that would delay the consummation of the Proposed Business Combination. Therefore, out of an abundance of caution, the Board has determined that it is advisable to amend the Articles to extend the date that we have to consummate an initial business combination to the Extended Date.

Like most blank check companies, the Articles provide for the return of the proceeds held in trust to our public shareholders if no qualifying business combination is consummated on or before a certain date (in our case, the Current Termination Date). As described above, the Board believes that it is advisable to continue our existence until the Extended Date in order to allow us more time to complete the Proposed Business Combination (or another initial business combination) and is submitting the Extension Amendment Proposal to our shareholders to vote upon.

A special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds (2/3) majority of the ordinary shares entitled to vote thereon and voted in person (including by virtual attendance) or by proxy at the extraordinary general meeting, is required to effect an amendment to the Articles that would extend our corporate existence beyond the Current Termination Date. Additionally, the Articles require that all public shareholders have an opportunity to redeem their public shares in the case that our corporate existence is extended. We believe that this provision was included to protect our shareholders from having to sustain their investments for an unreasonably long period if we do not consummate a suitable initial business combination in the timeframe contemplated by the Articles. Given our expenditure of time, effort and money on finding a potential initial business combination, we believe circumstances warrant providing those who would like to consider whether the Proposed Business Combination is an attractive investment with an opportunity to consider such transaction, inasmuch as we are also affording public shareholders who wish to redeem all or a portion of their public shares the opportunity to do so, as required under the Articles. Accordingly, we believe the Extension is consistent with the Articles.

You are not being asked to vote on the Proposed Business Combination or any other initial business combination pursuant to this proxy statement. The approval by our shareholders of the Proposed Business Combination occurred at the separate Business Combination Meeting held on March 28, 2024. If the Extension is implemented and you do not make the Election to redeem all of your public shares in connection with the Extension (other than any shares previously properly tendered for redemption in connection with the Proposed Business Combination and not subsequently reversed, unless you have instructed our transfer agent to redeem such shares in connection with the Extension), you will retain the right to (i) vote on an initial business combination when it is submitted to our public shareholders, provided the previously approved Proposed Business Combination is not consummated and you are a shareholder on the record date for a meeting to consider such other initial business combination, and (ii) redeem your public shares for a pro rata portion of the trust account in the event such other initial business combination is approved and completed, certain amendments to the Articles are approved or we have not consummated an initial business combination by the Extended Date (including if a Contributor fails to make a Contribution by an applicable Contribution Date).

Recommendation of the Board

The Board unanimously recommends that you vote “FOR” the Extension Amendment Proposal. The Board expresses no opinion as to whether you should make the Election to redeem your public shares.

PROPOSAL NO. 2 — THE ADJOURNMENT PROPOSAL

The Adjournment Proposal, if approved, will direct, by way of ordinary resolution, the chairman of the extraordinary general meeting to adjourn the extraordinary general meeting to a later date or dates or indefinitely, if necessary or convenient, to permit further solicitation and vote of proxies if, (i) based upon the tabulated vote at the time of the extraordinary general meeting, there are not sufficient votes to approve the Extension Amendment Proposal, (ii) the holders of public shares have elected to redeem an amount of shares such that the Company would not adhere to the continued listing requirements of Nasdaq or (iii) the Board determines before the extraordinary general meeting that it is not necessary or no longer desirable to proceed with the Extension Amendment Proposal.

The Adjournment Proposal will only be presented to our shareholders under the circumstances described above. If the Adjournment Proposal is not approved by our shareholders, the chairman of the extraordinary general meeting may not be able to exercise his or her ability to adjourn the extraordinary general meeting to a later date or dates or indefinitely, if necessary or convenient, under such circumstances.

Required Vote

Approval of the Adjournment Proposal, if presented, requires an ordinary resolution under Cayman Islands law, being the affirmative vote of at least a majority of the ordinary shares entitled to vote thereon and voted in person (including by virtual attendance) or by proxy at the extraordinary general meeting. Failure to vote in person (including by virtual attendance) or by proxy at the extraordinary general meeting, if a valid quorum is otherwise established, will have no effect on the outcome of the vote on the Adjournment Proposal. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast for the Adjournment Proposal and will have no effect on the outcome of the vote on the Adjournment Proposal. The Adjournment Proposal is not conditioned on the approval of any other proposal.

Our sponsor, officers and directors are expected to vote any ordinary shares over which they have voting control in favor of the Adjournment Proposal. On the Record Date, our initial shareholders, officers, directors and their affiliates collectively beneficially owned an aggregate of 6,594,415 founder shares, collectively representing approximately 37.7% of our issued and outstanding ordinary shares on the Record Date, of which 1,171,717 founder shares, or approximately 6.7% of our issued and outstanding ordinary shares on the Record Date, are held directly by certain of our anchor investors. Such anchor investors will have the discretion to vote any ordinary shares over which they have voting control (including any public shares owned by them) in any manner they choose with respect to the Adjournment Proposal, although their ownership of founder shares may make it more likely that they will vote in favor of the Adjournment Proposal.

Resolution

The full text of the resolution to be voted upon in respect of the Adjournment Proposal is as follows:

“RESOLVED, as an ordinary resolution, to direct the chairman of the extraordinary general meeting to adjourn the extraordinary general meeting to a later date or dates or indefinitely, if necessary or convenient, to permit further solicitation and vote of proxies if, (i) based upon the tabulated vote at the time of the extraordinary general meeting, there are not sufficient votes to approve the Extension Amendment Proposal, (ii) the holders of public shares have elected to redeem an amount of shares such that the Company would not adhere to the continued listing requirements of Nasdaq or (iii) the Board determines before the extraordinary general meeting that it is not necessary or no longer desirable to proceed with the Extension Amendment Proposal.”

Recommendation of the Board

The Board unanimously recommends that you vote “FOR” the Adjournment Proposal.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of our ordinary shares as of April 16, 2024, by:

•        each person known by us to be the beneficial owner of more than 5% of our outstanding ordinary shares;

•        each of our executive officers and directors; and

•        all our executive officers and directors as a group.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all ordinary shares beneficially owned by them. The following table does not reflect record or beneficial ownership of our warrants, including the private placement warrants, because such warrants are not exercisable within 60 days of the date of this proxy statement.

We have based our calculation of the percentage of beneficial ownership on 17,473,773 ordinary shares outstanding on April 16, 2024, consisting of 17,473,772 Class A ordinary shares and one Class B ordinary share.

Name and Address of Beneficial Owner(1)	Class A Ordinary Shares		Class B Ordinary Shares		Approximate Percentage of Outstanding Ordinary Shares
	Number of Shares Beneficially Owned	Approximate Percentage of Class	Number of Shares Beneficially Owned(2)	Approximate Percentage of Class
Smilodon Capital, LLC(3)	5,272,697	30.2%	1	100.0%	30.2%
Srinath Narayanan(3)	5,272,697	30.2%	1	100.0%	30.2%
Prakash Ramachandran	—	—	—	—	—
David Roberts	—	—	—	—	—
Tim Dummer	—	—	—	—	—
Kathy Liu	—	—	—	—	—
Michael Browning	50,000	*	—	—	*
Nina Jensen	50,000	*	—	—	*
Eric Spiegel	50,000	*	—	—	*
All executive officers and directors as a group (8 individuals)	5,422,697	31.0%	1	100.0%	31.0%
Picton Mahoney Asset Management(4)	1,140,000	6.5%	—	—	6.5%
First Trust Capital Management L.P.(5)	1,085,400	6.2%	—	—	6.2%

____________

*        Less than one percent.

(1)      Unless otherwise indicated, the business address of each of the persons and entities is c/o Project Energy Reimagined Acquisition Corp., 1280 El Camino Real, Suite 200, Menlo Park, California 94025.

(2)      The sole issued and outstanding Class B ordinary share will automatically convert into one Class A ordinary share at the time of our initial business combination, subject to adjustment, or earlier at the option of the holder.

(3)      Smilodon Capital, LLC, our sponsor, is the record holder of the reported shares. Admit Capital, LLC (“Admit Capital”) is the manager of our sponsor, and Mr. Narayanan is the manager of Admit Capital. Admit Capital and Mr. Narayanan may be deemed to share beneficial ownership of such shares. Each of Admit Capital and Mr. Narayanan disclaims beneficial ownership of such shares except to the extent of its or his pecuniary interest therein.

(4)      Based on information provided in a Schedule 13G filed with the SEC on January 23, 2024 on behalf of Picton Mahoney Asset Management. The business address of this shareholder is 33 Yonge St #830, Toronto, ON M5E 1G4.

(5)      Based on information provided in a Schedule 13G filed with the SEC on February 14, 2024 on behalf of First Trust Merger Arbitrage Fund (“VARBX”), First Trust Capital Management L.P. (“FTCM”), First Trust Capital Solutions L.P. (“FTCS”) and FTCS Sub GP LLC (“Sub GP”). FTCM is an investment adviser that provides investment advisory services to, among others, (i) series of Investment Managers Series Trust II, an investment company, specifically VARBX and First Trust Multi-Strategy Fund, and (ii) Highland Capital Management Institutional Fund II, LLC (collectively, the “Client Accounts”). Each of FTCS and Sub GP is a control person of FTCM. As investment adviser to the Client Accounts, FTCM may be deemed the beneficial owner of the reported shares held in the Client Accounts. FTCS and Sub GP may be deemed to control FTCM and therefore may also be deemed to be beneficial owners of the reported shares held in the Client Accounts. The business address of FTCM, FTCS and Sub GP is 225 W. Wacker Drive, 21st Floor, Chicago, IL 60606. The business address of VARBX is 235 West Galena Street, Milwaukee, WI 53212.

SHAREHOLDER PROPOSALS

The Board is aware of no other matter that may be brought before the extraordinary general meeting. Under Cayman Islands law, only business that is specified in the notice of extraordinary general meeting may be transacted at the extraordinary general meeting.

If the Proposed Business Combination is consummated prior to the Current Termination Date or, if the Extension Amendment Proposal is approved and the Extension is implemented, by the Extended Date, we will not hold a 2024 annual meeting of shareholders because we will not be a separate public company, and you would be entitled to attend and participate in Holdco’s annual meetings of shareholders.

If we hold a 2024 annual general meeting of shareholders, we will provide notice of or otherwise publicly disclose the date on which the 2024 annual general meeting of shareholders will be held. If the 2024 annual general meeting of shareholders is held, shareholder proposals will be eligible for consideration by the directors for inclusion in the proxy statement for the 2024 annual general meeting of shareholders in accordance with Rule 14a-8 under the Exchange Act and the Articles in place at such time. We anticipate that the 2024 annual general meeting of shareholders would be held no later than December 31, 2024.

Alternatively, if the Extension Amendment Proposal is not approved and we do not consummate the Proposed Business Combination (or another initial business combination) by the Current Termination Date, we will liquidate and dissolve, and there will be no annual general meeting of shareholders in 2024.

Shareholder and Interested Party Communications

Shareholders and interested parties may communicate with the Board, any committee chairperson or the non-management directors as a group by writing to the Board or committee chairperson in care of Project Energy Reimagined Acquisition Corp., 1280 El Camino Real, Suite 200, Menlo Park, California 94025.

DELIVERY OF DOCUMENTS TO SHAREHOLDERS

Unless we have received contrary instructions, we may send a single copy of this proxy statement to any household at which two or more shareholders reside if we believe the shareholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if shareholders prefer to receive multiple sets of our disclosure documents at the same address in the future, the shareholders should follow the instructions described below. Similarly, if an address is shared with another shareholder and together both of the shareholders would like to receive only a single set of our disclosure documents, the shareholders should follow these instructions:

•        If the shares are registered in the name of the shareholder, the shareholder may notify us of his or her request by calling or writing Morrow Sodali LLC, our proxy solicitor, at 333 Ludlow Street, 5th Floor, South Tower, Stamford, CT 06902, telephone number: (800) 662-5200, e-mail: PEGR.info@investor.morrowsodali.com; or

•        If a bank, broker or other nominee holds the shares, the shareholder should contact the bank, broker or other nominee directly; banks or brokers may call Morrow Sodali LLC collect at (203) 658-9400.

WHERE YOU CAN FIND MORE INFORMATION

We file annual and quarterly reports and other reports and information with the SEC. We distribute to our shareholders annual reports containing financial statements audited by our independent registered public accounting firm and, upon request, quarterly reports for the first three quarters of each fiscal year containing unaudited financial information. In addition, the reports and other information are filed through Electronic Data Gathering, Analysis and Retrieval (known as “EDGAR”) system and are publicly available on the SEC’s website, located at www.sec.gov. We will provide without charge to you, upon written or oral request, a copy of the reports and other information filed with the SEC.

Any requests for copies of information, reports or other filings with the SEC should be directed to Project Energy Reimagined Acquisition Corp., 1280 El Camino Real, Suite 200, Menlo Park, California 94025, or by telephone at (415) 205-7937.

In order to receive timely delivery of the documents in advance of the extraordinary general meeting, you must make your request for information no later than April 22, 2024 (seven days prior to the extraordinary general meeting).

ANNEX A

PROPOSED AMENDMENTS TO
THE AMENDED AND RESTATED
MEMORANDUM OF ASSOCIATION AND ARTICLES OF ASSOCIATION
OF
Project Energy Reimagined Acquisition Corp.

PROJECT ENERGY REIMAGINED ACQUISITION CORP.
(the “Company”)

RESOLUTIONS OF THE SHAREHOLDERS OF THE COMPANY

RESOLVED, as a special resolution THAT, effective immediately, the Amended and Restated Memorandum and Articles of Association of the Company, as amended, be amended by:

(a)  amending Article 49.9 by deleting the following:

“In the event that the Company does not consummate a Business Combination by May 2, 2024 or such earlier date as determined by the Directors (such applicable date, the “Termination Date”), or such later time as the Members may approve in accordance with the Articles, the Company shall:

(a)         cease all operations except for the purpose of winding up;

(b)         as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to US$100,000 of interest to pay dissolution expenses), divided by the number of then Public Shares in issue, which redemption will completely extinguish public Members’ rights as Members (including the right to receive further liquidation distributions, if any); and

(c)         as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Members and the Directors, liquidate and dissolve, subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and other requirements of Applicable Law.”

and replacing it with the following:

“In the event that the Company does not consummate a Business Combination by August 2, 2024 or such earlier date as determined by the Directors (such applicable date, the “Termination Date”), or such later time as the Members may approve in accordance with the Articles, the Company shall:

(a)         cease all operations except for the purpose of winding up;

(b)         as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to US$100,000 of interest to pay dissolution expenses), divided by the number of then Public Shares in issue, which redemption will completely extinguish public Members’ rights as Members (including the right to receive further liquidation distributions, if any); and

(c)         as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Members and the Directors, liquidate and dissolve, subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and other requirements of Applicable Law.”

Annex A-1

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. Vote by Internet - QUICK EASY IMMEDIATE - 24 Hours a Day, 7 Days a Week or by Mail PROJECT ENERGY REIMAGINED ACQUISITION CORP. Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on April 28, 2024. INTERNET – www.cstproxyvote.com Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares. Vote at the Meeting – If you plan to attend the virtual online extraordinary general meeting, you will need your 12 digit control number to vote electronically at the extraordinary general meeting. To attend the extraordinary general meeting, visit: https://www.cstproxy.com/pegyr/ext2024 MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY. FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1 AND 2. PROXY Please mark your votes like this Proposal 1 — The Extension Amendment Proposal To amend the Company’s amended and restated memorandum and articles of association, as amended, by way of special resolution, in the form set forth as Annex A to the accompanying proxy statement, to extend the date by which the Company must consummate an initial business combination from May 2, 2024 (the “Current Termination Date”) to August 2, 2024, or such earlier date as determined by the Company’s board of directors (the “Board”), for a total extension of up to three months after the Current Termination Date (the “Extension Amendment Proposal”). Proposal 2 — The Adjournment Proposal To direct, by way of ordinary resolution, the chairman of the Extraordinary General Meeting to adjourn the Extraordinary General Meeting to a later date or dates or indefinitely, if necessary or convenient, to permit further solicitation and vote of proxies if, (i) based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve the Extension Amendment Proposal, (ii) the holders of public shares have elected to redeem an amount of shares such that the Company would not adhere to the continued listing requirements of The Nasdaq Stock Market LLC or (iii) the Board determines before the Extraordinary General Meeting that it is not necessary or no longer desirable to proceed with the Extension Amendment Proposal. FOR AGAINST ABSTAIN CONTROL NUMBER Signature Signature, if held jointly Date 2024. Note: Signature should agree with name printed hereon. If shares are held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

Important Notice Regarding the Availability of Proxy Materials for the Extraordinary General Meeting of Shareholders to be held on April 29, 2024: The notice of Extraordinary General Meeting and the accompanying Proxy Statement are available at: https://www.cstproxy.com/pegyr/ext2024 FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED PROXY PROJECT ENERGY REIMAGINED ACQUISITION CORP. THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 29, 2024 The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement, dated April 18, 2024, in connection with the Extraordinary General Meeting of Shareholders (the “Extraordinary General Meeting”) to be held on April 29, 2024 at 12:00 p.m., Eastern Time, at the offices of Greenberg Traurig, LLP, located at 900 Stewart Avenue, Suite 505, Garden City, NY 11530, and via virtual meeting, or at such other time, on such other date and at such other place to which the extraordinary general meeting may be postponed or adjourned, and hereby appoints Srinath Narayanan and Prakash Ramachandran, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all ordinary shares of Project Energy Reimagined Acquisition Corp. (the “Company”) registered in the name provided, which the undersigned is entitled to vote at the Extraordinary General Meeting, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in the accompanying proxy statement. PLEASE SIGN, DATE AND RETURN THIS PROXY IN THE ENVELOPE ENCLOSED. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” EACH OF THE PROPOSALS ON WHICH THE UNDERSIGNED SHAREHOLDER IS ENTITLED TO VOTE AND WILL GRANT DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE EXTRAORDINARY GENERAL MEETING OR ANY ADJOURNMENTS THEREOF. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU. (Continued and to be marked, dated and signed on the other side)